As filed with the Securities and Exchange Commission on October 27, 2021

Securities Act Registration No. 333-196273

Investment Company Act Registration No. 811-22930

United States

Securities and Exchange Commission

Washington D.C. 20549

Form N-1A

Registration Statement under the Securities Act of 1933

Pre-effective Amendment No. __	☐
Post-effective Amendment No. 119	☒

Registration Statement under the Investment Company Act of 1940

Amendment No. 120	☒
(Check appropriate box or boxes)

USCF ETF Trust

(Exact Name of Registrant as Specified in Charter)

1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596

(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

(510) 522-9600

(Registrant’s Telephone Number, including Area Code)

Daphne G. Frydman

Chief Legal Officer

USCF Advisers LLC

1850 Mt. Diablo Blvd., Suite 640

Walnut Creek, CA 94596

(Name and Address of Agent for Service)

Copy to:

James M. Cain

Cynthia R. Beyea

Eversheds Sutherland (US) LLP

700 Sixth Street NW, Suite 700

Washington, DC 20001

Phone: (202) 383-0100

Facsimile: (202) 637-3593

As soon as practicable after this filing becomes effective.

(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On November 2, 2021 pursuant to paragraph (b).
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

USCF Gold Strategy Plus Income Fund
(GLDX)

November 2, 2021

USCF ETF TRUST
*Principal U.S. Listing Exchange: NYSE Arca, Inc. (“NYSE Arca”)

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR THE COMMODITY FUTUTES TRADING COMMISSION (“CFTC”) HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT PRODUCTS • ARE NOT FDIC INSURED • MAY LOSE VALUE • ARE NOT BANK GUARANTEED

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of your shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

-i-

FUND SUMMARY — USCF Gold Strategy Plus INCOME Fund

Investment Objective

The USCF Gold Strategy Plus Income Fund (the “Fund”) seeks investment results that generally correspond over the long term to the performance of the price of gold, while generating dividend income through selling gold call options and through collateral interest income.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below. The fees and expenses are expressed as a percentage of the Fund’s average daily net assets.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.45%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%
(1)	The Fund pays USCF Advisers LLC (the “Adviser”) an annual unitary management fee based upon the Fund’s average daily net assets at the rate set forth above. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel.

Example

The following example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds.

It illustrates the hypothetical expenses that investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then sell all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% per year and that operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$47.19	$155.77

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or financial instruments (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Importantly, this rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. The Fund is newly organized and, as a result, no portfolio turnover information is available as of the date of this Prospectus.

Principal Investment Strategies of the Fund

The Fund seeks to reflect generally the performance of the price of gold while generating dividend income through selling gold call options and through collateral interest income.

The Fund seeks to achieve its investment objective by maintaining substantial economic exposure to the performance of the physical gold and gold futures markets (the “Gold Markets”). To achieve an exposure to the Gold Markets, the Fund invests in: i) negotiable warehouse receipts, called warrants (hereinafter, “Gold Warrants”), evidencing ownership of specific gold bars stored in licensed depositories in and around New York City, and ii) fully margined and collateralized gold futures contracts, described in further detail below. Also, to obtain the desired economic exposure, the Fund may transact in other gold-related derivative instruments such as cash-settled options, forward contracts, options on futures contracts, and other options. The futures contracts and other gold-related derivative instruments in which the Fund may invest are collectively referred to herein as “Gold Interests,” and, together with Gold Warrants, are referred to herein as “Gold Investments.”

The Fund may invest in Gold Investments directly or indirectly through the investments of its wholly-owned subsidiary incorporated in the Cayman Islands, USCF Cayman Commodity 4 (the “Subsidiary”). However, the Fund primarily gains exposure to the Gold Markets through the Gold Investments made by the Subsidiary. The Subsidiary, which has the same investment objective as the Fund, is advised by the Adviser and sub-advised by SummerHaven Investment Management, LLC (“SummerHaven” or the “Sub-Adviser”).

The Fund will only invest in COMEX Gold Warrants and gold futures through the Subsidiary. As noted below, the percentage of the Fund’s assets invested in the Subsidiary will be limited to 25%. The primary instrument used by the Fund for achieving exposure to the price performance of gold will be COMEX gold futures, but the Fund also intends to achieve a portion of its exposure to the price performance of gold via COMEX Gold Warrants. The Fund expects that it will limit its investment in COMEX Gold Warrants to 20% of the value of its Subsidiary. COMEX gold futures and COMEX Gold Warrants will be evaluated for expected return and expected trading and holding costs (implicit and explicit). The results of this comparison will be used by the Fund’s Sub-Adviser to determine the desired balance of COMEX gold futures and COMEX Gold Warrants.

The Fund is not an index ETF and is actively managed. The Fund is “non-diversified,” as that term is defined in the 1940 Act. Investors should be aware that the Fund’s investment objective is not for its NAV per share to equal the spot prices of the gold underlying its Gold Investments or the prices of any particular group of futures contracts, and investors should not expect changes in the Fund’s performance to track changes in such spot prices.

Gold Futures Contracts and other Gold Interests:

The Fund may invest in gold futures contracts (a type of commodity futures contract) that the portfolio managers believe are economically identical or substantially similar to holding physical gold.

A commodity futures contract is a financial instrument in which a party agrees to pay a fixed price for a fixed quantity of a commodity at a specified future date. The total cost of the commodity (e.g., physical gold) underlying a futures contract at its current price (or spot price) is often referred to as “notional amount.” Futures contracts are traded at market prices on exchanges pursuant to terms common to all market participants.

Physical gold:

The Fund invests in physical gold by acquiring COMEX Gold Warrants evidencing ownership of physical gold bars in a COMEX-approved depository. Although COMEX Gold Warrants are not directly tradeable, the Fund acquires them by purchasing COMEX gold futures contracts and accepting physical delivery to settle the futures contract. The Fund is able to sell its interests in COMEX Gold Warrants by selling COMEX gold futures contracts and delivering the warrants to physically settle the futures contract.

COMEX Gold Warrants are linked to specific bars with identifiable and unique brands and serial numbers stored in an exchange-approved gold depository. The Fund does not custody physical gold and will not take possession of physical gold at any time.

Gold Call Options:

The Fund follows a “buy-write” (also called a covered call) investment strategy in which the Fund buys Gold Investments, and also writes (or sells) call options that are fully “covered” (or collateralized) by the Gold Investments. Generally, a call option on gold gives the holder the right, but not the obligation, to buy gold at a specific price, called the strike price, for a certain amount of time. If the market price of gold rises above the strike price before the option expires, the holder can make a profit by exercising the option to purchase the gold at the strike price and then selling the gold at the current market price. Accordingly, purchasers of the gold call options sold by the Fund will pay a premium for the right to exercise the option at the strike price on a future date, and the fund will earn money by retaining this premium.

Conversely, if the market price of gold falls and then remains below the strike price, the option holder would not make any profit by exercising the option, and the seller of the option will make a profit on the premium.

The Sub-Adviser will cause the Fund to write options as part of its investment strategy to generate option premium profits for the Fund. The Fund does not intend to engage in options trading as a strategy, but rather intends to make a profit solely by retaining the premium received when the Fund issues the options.

The Fund will never sell call options on more than 100% of the notional amount of the Fund’s portfolio of Gold Investments, meaning that the fund will not utilize leverage.

U.S. Government Securities and Assets Used to Collateralize:

The Fund will invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government.

In addition to the market price movements of the Fund’s Gold Interests, the Fund’s total return includes the return on any assets used to collateralize the Fund’s portfolio, which may include U.S. government securities (e.g., Treasuries), money market instruments, money market funds, investment grade fixed-income securities, and cash and cash equivalents.

Subsidiary

Although the Fund may invest in Gold Investments directly, the Fund invests in Gold Investments primarily through the Subsidiary. The Subsidiary’s investments are considered to be part of the Fund’s portfolio. By investing in the Subsidiary, the Fund is able to obtain greater exposure to Gold Investments while maintaining compliance with U.S. federal income taxation requirements applicable to investment companies. The Subsidiary may also hold investments used to collateralize the Fund’s portfolio.

The Fund will not invest more than 25% of its total assets in the Subsidiary, as determined at the end of each fiscal quarter. The amount of the Fund’s total assets that is not invested in the Subsidiary at any given time will be invested directly by the Fund.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The principal risks of investing in the Fund are summarized below.

Gold Investment Risk. The Fund is subject to the special risks associated with investing in gold, including: (1) the price of gold may be subject to wide fluctuation; (2) the market for gold is relatively limited; (3) the sources of gold are concentrated in countries that have the potential for instability; and (4) the market for gold is unregulated. The Fund has a substantial exposure to gold through its investments in the Gold Investments. Thus, the Fund’s portfolio may be adversely affected by changes or trends in the price of gold. The price of gold and of gold-related instruments historically has been volatile. Governments, central banks, or other large holders can influence the production and sale of gold, which may adversely affect the supply and price of gold, and thus, the performance of the Fund. Unpredictable economic, financial, social, and political factors may also affect the price of gold.

Generally, investments related to gold are considered to be speculative. Prices of gold may fluctuate sharply over short periods of time due to, among other things: (1) changes in inflation or expectations regarding inflation in various countries; (2) the availability of supply; (3) changes in demand; (4) investment speculation and political uncertainty; and (5) monetary and other economic policies of various governments.

Appreciation in market price is the sole manner in which the Fund can realize gains on its investments in physical gold through the Gold Warrants. Such investments may incur higher storage, transaction and custody costs as compared to purchasing, holding and selling more traditional investments such as securities. Gold may depreciate in value. While the Gold Interests held by the Fund, such as gold futures contracts and other gold-related derivative instruments, may generate income, consistent with the Fund’s investment objectives, the Fund’s Gold Warrants do not generate income, unlike other investments, which may pay dividends or make other current payments.

Physical gold has at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries.

Gold Derivatives Risk. The value of a gold derivative instrument, such as a gold future, is typically based upon the price movements of the underlying commodity or an economic variable linked to such price movements. Therefore, the value of gold derivative instruments may be affected by changes in overall economic conditions, interest rates, or factors affecting a particular commodity or industry. The prices of commodity-related investments may fluctuate quickly and dramatically as a result of changes affecting a particular commodity and may or may not correlate to price movements in other asset classes, such as stocks, bonds and cash. Investments in gold derivatives may be subject to greater volatility than non-derivative based investments because of the leverage inherent in the use of derivatives. A highly liquid secondary market may not exist for certain gold derivatives, and there can be no assurance that one will develop. Gold derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities. Gold derivatives are subject to the risk that the counterparty to the transaction, the exchange or trading facility on which they trade or the applicable clearing house may default or otherwise fail to perform. In addition, each exchange or trading facility on which derivatives are traded has the right to suspend or limit trading in all futures or other instruments that it lists. The Fund’s use of gold derivatives can result in large amounts of financial leverage. Although the Fund will not borrow money in order to increase the amount of its trading, the low margin deposits normally required in futures trading permit a high degree of leverage on the investment itself. Accordingly, a relatively small price movement in a futures contract may result in immediate and substantial losses to the Fund. Like other leveraged investments, any trade may result in losses in excess of the amount invested. Each of these factors and events could have a significant negative impact on the Fund.

Futures Risk. Futures, such as gold futures, are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) the possibility that the counterparty will default in the performance of its obligations.

Depository Custody Risk. The physical gold custody operations of the depositories holding the gold evidenced by the Gold Warrants are not subject to specific governmental regulatory supervision. The depositories (which the Fund does not select) are responsible for the safekeeping of the physical gold evidenced by the Fund’s Gold Warrants. Although the depositories may be subject to general banking regulations by U.S. regulators, such regulations do not directly cover the depositories’ gold custody operations. Accordingly, the Trust is dependent on the depositories to implement satisfactory internal controls for its gold bullion custody operations in order to keep the Trust’s gold secure.

Covered Call Risk. Covered call risk is the risk that the Fund, as a writer of covered call options, will forgo during an option’s life the opportunity to profit from increases in the market value of the investment (e.g., gold) covering the call option above the sum of the premium and the strike price of the call but retain the risk of loss if the underlying investment declines in value. The Fund will have no control over the exercise of the option by the option holder and may lose the benefit from any capital appreciation on the underlying investment. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security, price volatility and interest rates. To the extent that these factors increase the value of the call option, the option holder may be more likely to exercise the option, which may negatively affect the Fund.

Asset Class Risk. The Gold Investments, securities, and other assets in the Fund’s portfolio may underperform in comparison to other securities, assets or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors (including the futures market). Various types of securities or assets may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

Commodity Market Regulatory Risk. The commodity interest markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and Futures Exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of commodity interest transactions (i.e., futures, options and swaps) in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by the Futures Exchanges and regulations imposed by the CFTC may prevent the Fund from trading certain futures contracts or employing its investment strategies, which could harm the performance of the Fund.

Commodities Tax Risk. The Fund intends to qualify as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If it qualifies as a RIC and satisfies certain minimum distribution requirements, the Fund will not be subject to fund-level U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a RIC, the Fund must satisfy certain source-of-income requirements. The Internal Revenue Service (“IRS”) issued a revenue ruling indicating that certain direct investments in commodity-linked instruments would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to this ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked instruments and certain investments in foreign subsidiaries holding commodity-linked instruments would produce qualifying income. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund anticipates that its inclusion of income from the Subsidiary in its taxable income will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Such adverse effects could, among other consequences, limit the Fund’s ability to pursue its investment strategy. The Fund seeks to manage its investment in the Subsidiary and in commodity-linked instruments as necessary to maintain its qualifications as a RIC.

Intermediary and Counterparty Risk. Futures and options contracts, and other forms of derivatives, as well as fixed income instruments, involve intermediaries or counterparties and therefore subject the Fund to the risk that an intermediary or counterparty could default on its obligations under an agreement, either through the intermediary’s or counterparty’s bankruptcy or general failure to perform its obligations. In the event of default, the Fund may not be able to recover its assets. Moreover, even if the Fund is able to recover some or all of its assets, such recovery could involve lengthy delays. During any such period, the Fund may have difficulty determining the value of its investments associated with the intermediary or counterparty, which in turn could result in the overstatement or understatement of the Fund’s NAV. This may negatively affect the Fund’s share price and may cause the Fund’s shares to trade at a premium or discount to NAV. For exchange-traded derivatives, including the Fund’s investments in futures contracts, a futures commission merchant (“FCM”) serves as the intermediary to the Fund (the FCM, in turn, serves as an intermediary to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund.

Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.

Market Risk. The trading prices of gold, precious metals, other commodities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including global pandemics, such as the recent outbreak of COVID-19. The Fund’s NAV and market price may fluctuate significantly due to market risk. As a result, an investor could lose money over short or long periods of time, including the possible loss of the entire principal amount of an investment.

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. There remains significant uncertainty around the duration of the impacts from COVID-19, including uncertainty regarding new variants that have emerged. Other infectious illness outbreaks in the future may result in similar impacts

Fixed Income Investment Risk. When the Fund invests in fixed income instruments, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value. Other risk factors associated with fixed income investments include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). The Fund may be subject to greater risks of rising interest rates due to the current period of historically low interest rates.

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information (“SAI”) and could negatively affect the Fund.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking long-term total return. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Liquidity Risk. The Fund may not always be able to liquidate its positions in its Gold Investments at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. A market disruption, including a pandemic such as COVID-19, or a foreign government taking political actions that disrupt the market for its currency or exports can also make it difficult to liquidate a position. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Alternatively, limits imposed by the Futures Exchanges or other regulatory organizations, such as accountability levels, position limits, or daily price fluctuation limits, may contribute to a lack of liquidity. Unexpected market illiquidity may cause major losses at any time. Other investments may have a greater likelihood of being illiquid because they are contracts between two parties that take into account not only market risk, but also the relative credit, tax, and settlement risks under such contracts. Such contracts also have limited transferability that results from such risks and from the contract’s express limitations.

New/Small Fund Risk. Since the Fund is new, there can be no assurance that the Fund will grow to or maintain an economically viable size. A new or smaller fund’s performance may not represent how the fund is expected to or may perform in the long term if and when it becomes larger. Investment positions may have a disproportionate impact (negative or positive) on performance in a new and smaller fund, such as the Fund. If a new or smaller fund were to fail to successfully implement its investment strategies or achieve its investment objectives, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and tax consequences for investors.

Large Shareholder Risk. Certain shareholders may from time to time own a substantial amount of the Fund’s shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on the NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.

Commodity-Linked Notes Risk. Commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.

Treasuries Risk. The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

Investing in Other Investment Companies Risk. An investment in other investment companies (including money market funds) is subject to the risks associated with those investment companies. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and will be further reduced by the Fund’s own expenses, including management fees; that is, there will be a layering of certain fees and expenses.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Authorized Participants Risk. The Fund has entered into Authorized Participant Agreements with a limited number of institutions. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem Shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. Creation and redemption transactions are expected to generally settle through payments of cash, which will cause the Fund to incur certain costs, such as brokerage costs, that it would not incur if it made solely in-kind redemptions.

Fund Performance

The Fund is new and therefore does not have a performance history for a full calendar year. Performance information for the Fund will be provided once the Fund has annual returns for a full calendar year. Performance information, when available, will give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance and does not guarantee future results. Current performance is available at www.uscfinvestments.com.

Management

USCF Advisers, LLC serves as the investment adviser to the Fund and the Subsidiary.

SummerHaven Investment Management, LLC serves as the investment sub-adviser to the Fund and the Subsidiary.

Portfolio Managers

Jake DeSantis, a Portfolio Manager and Trader for the Sub-Adviser, has been a portfolio manager of the Fund since the Fund began operations in November 2021.

Geetesh Bhardwaj, a Portfolio Manager and Head of Research for the Sub-Adviser, has been a portfolio manager of the Fund since the Fund began operations in November 2021.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund may only be purchased and sold in the secondary market on a national securities exchange, such as NYSE Arca, through a broker-dealer. The price of the Fund’s shares is based on market price. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask). This is known as the “bid-ask spread”. Information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spread is available on the Fund’s website at www.uscfinvestments.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Baskets” and “Redemption Baskets,” respectively), which only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. Such institutions and large investors are referred to herein as “Authorized Participants” or “APs”. Currently, Creation Baskets and Redemption Baskets consist of 25,000 shares, though this may change from time to time. Authorized Participants are required to pay a transaction fee of $350 to compensate the Fund for brokerage and transaction expenses when purchasing Creation Baskets or redeeming Redemption Baskets.

The Fund generally issues and redeems Creation Baskets and Redemption Baskets in exchange for a designated amount of cash. See “Transaction Fees on Creation and Redemption Transactions.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms, and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND

Overview

USCF ETF Trust (the “Trust”) is a management investment company registered under the 1940 Act and consisting of separate series investment portfolios that are ETFs. An ETF is a fund whose shares are listed on a stock exchange and traded like equity securities at market prices. ETFs allow you to buy or sell shares that represent the collective performance of a selected group of securities. ETFs are designed to add the flexibility, ease, and the liquidity of stock-like trading to the benefits of traditional fund investments.

This Prospectus provides the information you need to make an informed decision about investing in the USCF Gold Strategy Plus Income Fund (the “Fund”). The Fund is an ETF and a series of the Trust. This Prospectus contains important facts about the Trust as a whole and the Fund in particular.

Unlike the Trust, the Subsidiary is not an investment company registered under the 1940 Act, and therefore may invest in Gold Investments to a greater extent than the Fund. The Trust wholly-owns and controls the Subsidiary.

Tax Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at their closing NAV per share, the Fund’s shares are traded throughout the day in the secondary market on a national securities exchange and are issued and redeemed for cash in Creation Units at each day’s next calculated NAV. However, the tax advantages of investing in the Fund may be reduced because the Fund is actively managed and, therefore, may have greater turnover in its portfolio securities, which could result in less tax efficiency than an investment in a fund that is not actively managed. Additionally, because the Fund intends to effect creations and redemptions for cash, an investment in the Fund may be less tax efficient than investments in shares of ETFs that effect creations and redemptions for baskets of securities.

ADDITIONAL INVESTMENT OBJECTIVE, STRATEGY, AND RISK INFORMATION

Investment Objectives

The Fund seeks investment results that generally correspond over the long term to the performance of the price of gold, while generating dividend income through selling gold call options and through collateral interest income.

Because the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed without a vote of shareholders upon 60 days’ written notice to the Fund’s shareholders.

Principal Investment Strategies of the Fund

The Fund seeks to reflect generally the performance of the price of gold while generating dividend income through selling gold call options and through collateral interest income.

The Fund seeks to achieve its investment objective by maintaining substantial economic exposure to the performance of the Gold Markets. To achieve an exposure to the Gold Markets, the Fund invests in: i) Gold Warrants, and ii) fully margined and collateralized gold futures contracts, described in further detail below. Also, to obtain the desired economic exposure, the Fund may transact in other gold-related derivative instruments such as cash-settled options, forward contracts, options on futures contracts, and other options. The futures contracts and other gold-related derivative instruments in which the Fund may invest are collectively referred to herein as “Gold Interests,” and, together with Gold Warrants, are referred to herein as “Gold Investments.”

The Fund may invest in Gold Investments directly or indirectly through the Subsidiary. However, the Fund primarily gains exposure to the Gold Markets through the Gold Investments made by the Subsidiary. The Subsidiary, which has the same investment objective as the Fund, is advised by the Adviser and sub-advised by SummerHaven.

The Fund will only invest in COMEX Gold Warrants and gold futures through the Subsidiary. The percentage of the Fund’s assets invested in the Subsidiary will be limited to 25%. The primary instrument used by the Fund for achieving exposure to the price performance of gold will be COMEX gold futures, but the Fund also intends to achieve a portion of its exposure to the price performance of gold via COMEX Gold Warrants. The Fund expects that it will limit its investment in COMEX Gold Warrants to 20% of the value of its Subsidiary. COMEX gold futures and COMEX Gold Warrants will be evaluated for expected return and expected trading and holding costs (implicit and explicit). The results of this comparison will be used by the Fund’s Sub-Adviser to determine the desired balance of COMEX gold futures and COMEX Gold Warrants.

The Fund is not an index ETF and is actively managed. The Fund is “non-diversified,” as that term is defined in the 1940 Act.

The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary’s principal investment strategies and principal risks constitute principal investment strategies and principal risks of the Fund. Both the Fund and the Subsidiary comply with the provisions of the 1940 Act relating to affiliated transactions and custody.

As a result of the Fund’s direct and indirect investments in the gold-related derivative instruments, each of the Fund and the Subsidiary is a commodity pool under the Commodity Exchange Act, as amended (the “CEA”), and the rules and regulations promulgated thereunder.

Investors should be aware that the Fund’s investment objective is not for its NAV per share to equal the spot prices of the gold underlying its Gold Investments or the prices of any particular group of futures contracts, and investors should not expect changes in the Fund’s performance to track changes in such spot prices.

Gold Futures Contracts and other Gold Interests:

The Fund may invest in gold futures contracts (a type of commodity futures contract) that the portfolio managers believe are economically identical or substantially similar to holding physical gold.

A commodity futures contract is a financial instrument in which a party agrees to pay a fixed price for a fixed quantity of a commodity at a specified future date. The total cost of the commodity (e.g., physical gold) underlying a futures contract at its current price (or spot price) is often referred to as “notional amount.” Futures contracts are traded at market prices on exchanges pursuant to terms common to all market participants.

A futures contract is fully margined when a fund has deposited the amount required to enter into and maintain the contract, as determined by a commodity futures exchange, including the Futures Exchanges, which is typically 5% to 10% of the contract amount.

A futures contract is fully collateralized when a fund holds cash or cash equivalents, government securities, or other liquid investments at least equal in value to the notional amount of the contract.

Physical gold:

The Fund invests in physical gold by acquiring COMEX Gold Warrants evidencing ownership of physical gold bars in a COMEX-approved depository. Although COMEX Gold Warrants are not directly tradeable, the Fund acquires them by purchasing COMEX gold futures contracts and accepting physical delivery to settle the futures contract. The Fund is able to sell its interests in COMEX Gold Warrants by selling COMEX gold futures contracts and delivering the warrants to physically settle the futures contract.

COMEX Gold Warrants are linked to specific bars with identifiable and unique brands and serial numbers stored in an exchange-approved gold depository. The Fund does not custody physical gold and will not take possession of physical gold at any time.

For more information, refer to “Gold Custody, Trading, and Delivery” in this section (“Principal Investment Strategies of the Fund”) of this prospectus.

Gold Call Options:

The Fund follows a “buy-write” (also called a covered call) investment strategy in which the Fund buys Gold Investments, and also writes (or sells) call options that are fully “covered” (or collateralized) by the Gold Investments. Generally, a call option on gold gives the holder the right, but not the obligation, to buy gold at a specific price, called the strike price, for a certain amount of time. If the market price of gold rises above the strike price before the option expires, the holder can make a profit by exercising the option to purchase the gold at the strike price and then selling the gold at the current market price. Accordingly, purchasers of the gold call options sold by the Fund will pay a premium for the right to exercise the option at the strike price on a future date, and the fund will earn money by retaining this premium.

Conversely, if the market price of gold falls and then remains below the strike price, the option holder would not make any profit by exercising the option, and the seller of the option will make a profit on the premium.

The Sub-Adviser will cause the Fund to write options as part of its investment strategy to generate option premium profits for the Fund. The Fund does not intend to engage in options trading as a strategy, but rather intends to make a profit solely by retaining the premium received when the Fund issues the options.

The Fund will never sell call options on more than 100% of the notional amount of the Fund’s portfolio of Gold Investments, meaning that the fund will not utilize leverage.

U.S. Government Securities and Assets Used to Collateralize:

The Fund will invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

In addition to the market price movements of the Fund’s Gold Interests, the Fund’s total return includes the return on any assets used to collateralize the Fund’s portfolio. In managing the collateral portion of the Fund’s investment strategy, the Adviser will invest in U.S. government securities (e.g., Treasuries). The Fund may also seek to enhance collateral returns by investing in money market instruments, money market funds, investment grade fixed-income securities, and cash and cash equivalents.

Subsidiary

Although the Fund may invest in Gold Investments directly, the Fund invests in Gold Investments primarily through the Subsidiary. The Subsidiary’s investments are considered to be part of the Fund’s portfolio. By investing in the Subsidiary, the Fund is able to obtain greater exposure to Gold Investments while maintaining compliance with U.S. federal income taxation requirements applicable to investment companies. The Subsidiary may also hold investments used to collateralize the Fund’s portfolio.

The Fund will not invest more than 25% of its total assets in the Subsidiary, as determined at the end of each fiscal quarter. The amount of the Fund’s total assets that is not invested in the Subsidiary at any given time will be invested directly by the Fund.

The assets of the Subsidiary are subject to the same investment restrictions and limitations (including 1940 Act asset coverage requirements for its investments in Gold Interests), and follow the same compliance policies and procedures, as the assets of the Fund, except that the Subsidiary may invest without limitation in Gold Investments. Specifically, to the extent applicable, the Subsidiary is subject to the same requirements relating to portfolio leverage, liquidity, capital structure, and the timing and method of valuation of portfolio investments and Fund shares described elsewhere in this Prospectus and in the SAI. The Subsidiary will also comply with the provisions of Section 17 of the 1940 Act related to affiliated transactions and with the requirements of the 1940 Act related to the custody of a registered investment company’s assets.

Other Investment Companies and Pooled Investment Vehicles

The Fund may invest in securities of other investment companies, including registered investment companies that are ETFs. The Fund may also invest a portion of its assets in exchange-traded products that are commonly referred to as “ETFs” or “exchange-traded funds,” but which are not deemed to be investment companies under the 1940 Act because their underlying assets are not deemed to be securities – including, for example, funds that invest directly in commodities. As a stockholder in an investment company or other exchange-traded product, the Fund will bear its ratable share of that investment company’s or product’s expenses, and would remain subject to payment of the fund’s or products’ advisory and administrative fees with respect to assets so invested.

Additional Principal Risk Information about the Fund

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summary. Each risk factor below could have a negative impact on the Fund’s performance and trading prices.

Gold Investment Risk. The Fund is subject to the special risks associated with investing in gold, including: (1) the price of gold may be subject to wide fluctuation; (2) the market for gold is relatively limited; (3) the sources of gold are concentrated in countries that have the potential for instability; and (4) the market for gold is unregulated. The Fund has a substantial exposure to gold through its investments in the Gold Investments. Thus, the Fund’s portfolio may be adversely affected by changes or trends in the price of gold. The price of gold and of gold-related instruments historically has been volatile. Governments, central banks, or other large holders can influence the production and sale of gold, which may adversely affect the supply and price of gold, and thus, the performance of the Fund. Unpredictable economic, financial, social, and political factors may also affect the price of gold.

Generally, investments related to gold are considered to be speculative. Prices of gold may fluctuate sharply over short periods of time due to, among other things: (1) changes in inflation or expectations regarding inflation in various countries; (2) the availability of supply; (3) changes in demand; (4) investment speculation and political uncertainty; and (5) monetary and other economic policies of various governments.

Specifically, the price of gold is affected by such factors as: (1) how much of the worldwide supply is held by large holders, such as governmental bodies and central banks; for example, if the U.S. or another large holder decided to sell some of its gold or other precious metals reserves, the supply would go up, and the price would generally go down; (2) unpredictable monetary policies and economic and political conditions in countries throughout the world; (3) supply and demand for physical gold as an investment, including bars, coins or gold-backed financial instruments such as exchange-traded funds; (4) demand for gold jewelry; and (5) government policies meant to influence demand for gold and other precious metals, as exemplified by the Government of India’s ongoing attempts to curb demand for gold through tax policy.

Appreciation in market price is the sole manner in which the Fund can realize gains on its investments in physical gold through the Gold Warrants. Such investments may incur higher storage, transaction and custody costs as compared to purchasing, holding and selling more traditional investments such as securities Gold may depreciate in value. While the Gold Interests held by the Fund, such as gold futures contracts and other gold-related derivative instruments, may generate income, consistent with the Fund’s investment objectives, the Fund’s Gold Warrants do not generate income, unlike other investments, which may pay dividends or make other current payments.

Physical gold has at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The price of gold, however, is less subject to local and company-specific factors than securities of individual companies. As a result, gold may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in gold can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.

The majority of producers of gold are domiciled in a limited number of countries. Currently, the five largest producers of gold are China, Australia, Russia, the United States and Canada. Economic and political conditions in those countries may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings.

Some gold mining operation companies may hedge, to varying degrees, their exposure to falls in gold prices by selling forward future production. This may affect prices of gold-related financial instruments, which in turn may limit the Fund’s ability to benefit from future increases in the price of gold, thereby lowering returns to the Fund.

Additionally, increased environmental or labor costs may depress the value of mining and metal investments.

Future governmental decisions may have significant impact on the price of gold, which may result in a significant decrease or increase in the value of the net assets and the net asset value of the Fund. Generally, gold prices reflect the supply and demand of available gold. Governmental decisions, such as the executive order issued by the President of the United States in 1933 requiring all persons in the United States to deliver gold to the Federal Reserve or the abandonment of the gold standard by the United States in 1971, have been viewed as having significant impact on the supply and demand of gold and the price of gold. Future governmental decisions may have an impact on the price of gold and may result in a significant decrease or increase in the value of the net assets and the net asset value of the Trust. Further regulations applicable to U.S. banks and non-U.S. bank entities operating in the United States with respect to their trading in physical commodities, such as precious metals, may further impact the price of gold in the United States.

Gold Derivatives Risk. The value of a gold derivative instrument, such as a gold future, is typically based upon the price movements of the underlying commodity or an economic variable linked to such price movements. Therefore, the value of gold derivative instruments may be affected by changes in overall economic conditions, interest rates, or factors affecting a particular commodity or industry. The prices of commodity-related investments may fluctuate quickly and dramatically as a result of changes affecting a particular commodity and may or may not correlate to price movements in other asset classes, such as stocks, bonds and cash. Investments in gold derivatives may be subject to greater volatility than non-derivative based investments because of the leverage inherent in the use of derivatives. A highly liquid secondary market may not exist for certain gold derivatives, and there can be no assurance that one will develop. Gold derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities. Gold derivatives are subject to the risk that the counterparty to the transaction, the exchange or trading facility on which they trade or the applicable clearing house may default or otherwise fail to perform. In addition, each exchange or trading facility on which derivatives are traded has the right to suspend or limit trading in all futures or other instruments that it lists. The Fund’s use of gold derivatives can result in large amounts of financial leverage. Although the Fund will not borrow money in order to increase the amount of its trading, the low margin deposits normally required in futures trading permit a high degree of leverage on the investment itself. Accordingly, a relatively small price movement in a futures contract may result in immediate and substantial losses to the Fund. Like other leveraged investments, any trade may result in losses in excess of the amount invested. Each of these factors and events could have a significant negative impact on the Fund.

Futures Risk. Futures, such as gold futures, are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) the possibility that the counterparty will default in the performance of its obligations.

Depository Custody Risk. The physical gold custody operations of the depositories holding the gold evidenced by the Gold Warrants are not subject to specific governmental regulatory supervision. The depositories (which the Fund does not select) are responsible for the safekeeping of the physical gold evidenced by the Fund’s Gold Warrants. Although the depositories may be subject to general banking regulations by U.S. regulators, such regulations do not directly cover the depositories’ gold custody operations. Accordingly, the Trust is dependent on the depositories to implement satisfactory internal controls for its gold bullion custody operations in order to keep the Trust’s gold secure.

The depositories are responsible for the safekeeping of the physical gold evidenced by the Gold Warrants; however, the Fund believes that, under its agreements with its futures commission merchant (“FCM”) and such FCM’s agreements with COMEX as a clearing member, the Fund is not likely to incur significant liabilities in the event of a failure in safekeeping of the physical gold represented by the Fund’s Gold Warrants. It is possible, though the Fund believes it is unlikely, that the value of the Fund’s shares will be adversely affected if gold evidenced by the Gold Warrants is lost or damaged in circumstances in which the Trust is not in a position to recover the corresponding loss. Any loss of gold owned by the Fund for which the Fund is responsible will result in a corresponding loss in NAV, and it is reasonable to expect that such loss will also result in a decrease in the value at which the Fund’s shares are traded on NYSE Arca.

For more information, refer to “Gold Custody, Trading, and Delivery” in this section (“Principal Investment Strategies of the Fund”) of this prospectus.

Covered Call Risk. Covered call risk is the risk that the Fund, as a writer of covered call options, will forgo during an option’s life the opportunity to profit from increases in the market value of the investment (e.g., gold) covering the call option above the sum of the premium and the strike price of the call but retain the risk of loss if the underlying investment declines in value. The Fund will have no control over the exercise of the option by the option holder and may lose the benefit from any capital appreciation on the underlying investment. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security, price volatility and interest rates. To the extent that these factors increase the value of the call option, the option holder may be more likely to exercise the option, which may negatively affect the Fund.

Asset Class Risk. The Gold Investments, securities, and other assets in the Fund’s portfolio may underperform in comparison to other securities, assets or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors (including the futures market). Various types of securities or assets may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

Commodity Market Regulatory Risk. The commodity interest markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and Futures Exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of commodity interest transactions (i.e., futures, options and swaps) in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

The Fund and the Subsidiary are deemed “commodity pools” and the Adviser is considered a “commodity pool operator” with respect to the Fund under the CEA. The Adviser is therefore subject to regulation by the SEC and the CFTC. The Adviser is also subject to regulation by NFA. The regulatory requirements governing the use of commodity futures, or options, certain swaps or certain other investments could change at any time.

The CFTC and the U.S. commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures, options contracts or swaps traded on U.S. commodities exchanges, as described under “Additional Principal Risk Information about the Fund – Position Limits Risk” in this section of this prospectus.

Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by Futures Exchanges have the potential to prevent the Fund from trading certain futures contracts or employing its investment strategies. Futures Exchanges have established accountability levels and position limits on the maximum net long or net short positions that any person or group of persons under common trading control may hold, own, or control. In addition to accountability levels and position limits, Futures Exchanges also set daily price fluctuation limits on futures contracts. The Fund may be unable to trade futures contracts due to such limitations.

In addition, limitations imposed by the CFTC may also prevent the Fund from trading certain futures contracts or employing its investment strategies. On October 15, 2020, the CFTC adopted rules to impose limits on speculative positions in 25 “core” physical commodity futures contracts and swaps that are economically equivalent to such contracts, in the agriculture, energy and metals markets (the “Position Limit Rules”). Among other things, the Position Limit Rules: identify which contracts are subject to speculative position limits; set thresholds that restrict the size of speculative positions that a person may hold in the spot month; create an exemption for positions that constitute bona fide hedging transactions; impose responsibilities on designated contract markets (“DCMs”) and swap execution facilities (“SEFs”) to establish position limits or, in some cases, position accountability rules; and apply to both futures and swaps across four relevant venues: OTC, DCMs, SEFs as well as certain non-U.S. located platforms.

For the purpose of the Position Limit Rules, a market participant is generally required, subject to certain narrow exceptions, to aggregate all positions for which that participant controls the trading decisions with all positions for which that participant has a 10 percent or greater ownership interest in an account or position, as well as the positions of two or more persons acting pursuant to an express or implied agreement or understanding with that market participant (the “Aggregation Rules”).

The Position Limit Rules became effective on March 15, 2021. Compliance with the Position Limit Rules will not be required, for the “core” energy and metals futures contracts, until January 2022, and for economically equivalent swaps, until January 2023. The Position Limit Rules may negatively impact the ability of the Fund to meet its investment objective through limits that may inhibit the Adviser’s ability to sell additional Creation Baskets of the Fund.

Commodities Tax Risk. The Fund intends to qualify as a RIC under subchapter M of the Code. If it qualifies as a RIC and satisfies certain minimum distribution requirements, the Fund will not be subject to fund-level U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a RIC, the Fund must satisfy certain source-of-income requirements. The IRS issued a revenue ruling indicating that certain direct investments in commodity-linked instruments would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to this ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked instruments and certain investments in foreign subsidiaries holding commodity-linked instruments would produce qualifying income. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a controlled foreign corporation (“CFC”), and that the Fund will be required to include the income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The Code provides that the income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. Recently, the IRS and the U.S. Treasury Department issued final regulations consistent with the private rulings discussed above in which it was concluded that even if a CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as it was derived with respect to the RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could apply to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy. The Fund seeks to manage its investments in the Subsidiary and Commodity-Linked Investments as necessary to maintain its qualification as a RIC.

Intermediary and Counterparty Risk. Futures agreements, and other forms of derivatives, as well as fixed income instruments, involve intermediaries or counterparties and therefore subject the Fund to the risk that an intermediary or counterparty could default on its obligations under an agreement, either through the intermediary’s or counterparty’s bankruptcy or general failure to perform its obligations. In the event of default, the Fund may not be able to recover its assets. Moreover, even if the Fund is able to recover some or all of its assets, such recovery could involve lengthy delays. During any such period, the Fund may have difficulty determining the value of its investments associated with the intermediary or counterparty, which in turn could result in the overstatement or understatement of the Fund’s NAV. This may negatively affect the Fund’s share price and may cause the Fund’s shares to trade at a premium or discount to NAV. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. For exchange-traded derivatives, including the Fund’s investments in futures contracts, an FCM serves as the intermediary to the Fund (the FCM, in turn, serves as an intermediary to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund. If any intermediary or counterparty to the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.

Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.

Market Risk. The trading prices of gold, precious metals, other commodities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including global pandemics, such as the recent outbreak of COVID-19. The Fund could lose money over short periods due to short term market movements and over longer periods during more prolonged market downturns. The Fund’s net asset value (“NAV”) and market price may fluctuate significantly due to market risk. As a result, an investor could lose money over short periods due to short term market movements or over longer periods during prolonged market downturns. The loss of the entire principal amount of an investment is possible.

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. There remains significant uncertainty around the duration of the impacts from COVID-19, including uncertainty regarding new variants that have emerged. Other infectious illness outbreaks in the future may result in similar impacts.

Fixed Income Investment Risk. When the Fund invests in fixed income instruments, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value. In general, the market price of fixed income instruments with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term instruments. Issuers of fixed income instruments may have their debt downgraded by ratings agencies, or the public may perceive an issuer of a fixed income instrument as not being creditworthy, in which case there is a greater risk that the issuer will default on its obligations to the Fund, resulting in losses to the Fund. Also, a debtor may pay its obligation early, reducing the amount of interest payments. The Fund may be subject to greater risks of rising interest rates due to the current period of historically low interest rates.

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking long-term total return. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund, as a registered investment company, is subject to regulations under the 1940 Act. These regulations are complex and often subject to varying degrees of formal and information interpretation by courts, the SEC and the SEC staff, and at times these interpretations may be at odds with each other.

Liquidity Risk. The Fund may not always be able to liquidate its positions in its Gold Investments at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. A market disruption, including a pandemic such as COVID-19, or a foreign government taking political actions that disrupt the market for its currency or exports can also make it difficult to liquidate a position. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Alternatively, limits imposed by the Futures Exchanges or other regulatory organizations, such as accountability levels, position limits, or daily price fluctuation limits, may contribute to a lack of liquidity. Unexpected market illiquidity may cause major losses at any time. Other investments may have a greater likelihood of being illiquid because they are contracts between two parties that take into account not only market risk, but also the relative credit, tax, and settlement risks under such contracts. Such contracts also have limited transferability that results from such risks and from the contract’s express limitations.

The Fund does not intend at this time to establish a credit facility, which could, if established, provide an additional source of liquidity. Instead, the Fund relies only on its assets for liquidity. The anticipated large value of the positions that the Fund will acquire or enter into increases the risk of illiquidity. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities.

For information regarding the liquidity of the physical gold held by the Fund through Gold Warrants, refer to “Gold Custody, Trading, and Delivery – Liquidity of Gold Warrants” in this section of the prospectus.

New/Small Fund Risk. Since the Fund is new, there can be no assurance that the Fund will grow to or maintain an economically viable size. A new or smaller fund’s performance may not represent how the fund is expected to or may perform in the long term if and when it becomes larger. Investment positions may have a disproportionate impact (negative or positive) on performance in a new and smaller fund, such as the Fund. If a new or smaller fund were to fail to successfully implement its investment strategies or achieve its investment objectives, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and tax consequences for investors.

Large Shareholder Risk. Certain shareholders may from time to time own a substantial amount of the Fund’s shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the shares.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above their NAV. Price differences may be due in large part to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings, trading individually or in the aggregate, at any point in time. The market prices of Fund shares may deviate significantly from the NAV of Fund shares during periods of market volatility. However, given that the shares can be purchased and redeemed in Creation Baskets and Redemption Baskets, respectively (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser believes that large discounts or premiums to the NAV of the Fund’s shares should not be sustained over long periods. If an investor purchases the Fund’s shares at a time when the market price is at a premium to the NAV of the Fund’s shares or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, then the investor may sustain losses.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In times of market stress, market makers or other authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders, and this could, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares. Trading in shares may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in shares inadvisable. In addition, trading in shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Fund shares will trade with any volume, or at all, on any stock exchange. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.

Commodity-Linked Notes Risk. Commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.

Treasuries Risk. The Fund invests in U.S. government obligations. U.S. government obligations include Treasuries and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. Treasuries are backed by the “full faith and credit” of the U.S. government. The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

Investing in Other Investment Companies Risk. An investment in other investment companies (including money market funds) is subject to the risks associated with those investment companies. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and will be further reduced by the Fund’s own expenses, including management fees; that is, there will be a layering of certain fees and expenses.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Authorized Participants Risk. The Fund has entered into Authorized Participant Agreements with a limited number of institutions. None of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant risk may be heightened because ETFs, such as the Fund, that invest in instruments that are less widely traded often involve greater settlement and operational issues and capital costs for Authorized Participants, which may limit the availability of Authorized Participants.

Cash Transaction Risk. Creation and redemption transactions are expected to generally settle through payments of cash, which will cause the Fund to incur certain costs, such as brokerage and other transaction costs that it would not incur if it made in-kind redemptions. Other ETFs generally are able to make in-kind redemptions and avoid realized gains in connection with transactions designed to meet redemption requests. Because the Fund may effect redemptions principally for cash, rather than in-kind distributions, it may be required to sell financial instruments in order to obtain the cash needed to distribute the redemption proceeds. Such cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund redeemed its shares in kind, will be passed on to redeemers of creation units in the form of redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for more conventional ETFs (for example, those that track an index of corporate equity securities). In addition, an investment in Fund shares may be less tax efficient than investments in shares of conventional ETFs, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Gold Custody, Trading, and Delivery

COMEX

The Fund trades gold futures on COMEX, which is the primary futures and options market for trading certain precious and other metals, including gold. Gold futures opened for trading on COMEX on December 31, 1974, coinciding with the lifting of the U.S. Government’s ban on gold ownership by private citizens in the United States. The prices at which each commodity trades throughout the day serve as world benchmarks. They are immediately transmitted around the world by a wide variety of price-reporting services under arrangement with the exchange. Electronic trading is offered by the exchange after regular market hours. Except for brief breaks to switch between open outcry and electronic trading in the evening and the morning, gold futures trade almost 24 hours a day, five business days a week.

The Fund’s Futures Commission Merchant

The Fund’s futures commission merchant, or FCM, executes trades on COMEX on the Fund’s behalf, and records the Fund’s positions in Gold Warrants and futures contracts.

Physical Gold

Globally, most over-the-counter (“OTC”) trades for direct ownership of physical gold are cleared through London, with the ICE Benchmark Administration and London Bullion Market Association setting the price for physical gold through auction and acting as intermediaries between investors and regulators.

Physical gold may also be purchased indirectly through investment in long positions in gold futures (i.e., agreeing to buy gold from a seller at a specified future date and price), wherein the buyer may be delivered a warrant for physical gold in connection with the settlement of the long position (however, as a matter of practice, only a small percentage of the futures market turnover ever comes to physical delivery of the gold represented by the contracts traded).

Gold Warrants

Instead of purchasing and holding physical gold through the London OTC markets or other OTC markets, the Fund invests in physical gold by acquiring COMEX Gold Warrants, evidencing ownership of physical gold bars in a COMEX-approved depository.

Specifically, when the Fund purchases a long position in a gold futures contract, the Fund is entitled to delivery of the underlying gold upon the settlement of the contract, which the Fund will receive in the form of Gold Warrants. The Fund can thereby acquire Gold Warrants by purchasing and holding long positions in gold futures contracts on COMEX during certain windows of time when such contracts can be settled by delivery. In connection with the settlement of such a contract, the Fund will receive a Gold Warrant, pursuant to the procedures of COMEX that evidences its ownership of a specific bar with an identifiable and unique brand and serial number traceable to an exchange-approved depository.

A warrant is a document of title under Article 7 of the United States Uniform Commercial Code (“UCC”) issued by a depository (i.e., a warehouse) for the storage of gold demonstrating that a referenced quantity of gold meets the specifications of the related gold futures contract. Physical gold evidenced by Gold Warrants is held within one of certain depositories that are approved by COMEX in or around New York City. The storage fees chargeable to the Fund in connection with such physical gold are subject to an exchange-mandated maximum storage fee (currently $15.00 per bar, per month).

If a fund were to buy and sell physical gold directly (rather than through Gold Warrants), such as through the London OTC market, the gold would typically be held in a warehouse in the name of that fund. The fund would be responsible for negotiating custody and transaction fees in connection with the physical maintenance of its gold bars. Conversely, when the Fund buys and sells physical gold through Gold Warrants, the operator of the warehouse issues a Gold Warrant in the name of the Fund’s clearing brokers (as with other futures contracts): in this case, anticipated to be RBC and Marex. The clearing broker would then hold the Gold Warrant in its name on behalf of the Fund. Accordingly, the Fund does not choose the warehouse or warehouse operator that will maintain the physical gold evidenced by the Gold Warrants. The Fund believes that acquiring Gold Warrants will be cost effective, allow for more efficient operations and reduce administrative obligations, as compared to having to individually negotiate and manage custody arrangements with gold warehouse facilities.

COMEX Safeguards

The COMEX rules are complemented by a system designed to ensure the quality of the physical gold used for delivery under the futures contracts. For gold to be eligible for delivery upon a COMEX contract, it must be deposited into an exchange-licensed depository from a source that is capable of guaranteeing the gold’s quality. The three sources include: (1) a refiner approved for COMEX gold delivery, (2) an assayer approved to assay such gold, or (3) from another licensed depository, when it entered that depository via either (1) or (2). Gold can only be moved from any of these sources by a COMEX-approved deliverer. Throughout every step, the gold bar must be accompanied by a complete documentary history of its movement. If this chain of integrity is broken at any point, the bar is not eligible and either must be re-assayed to prove its quality or sent back to the refinery to be recast.

The trading unit of COMEX gold futures contracts is 100 troy ounces. Gold bars tendered for delivery can be cast in the form of either one bar or three one-kilogram bars. In either form, the gross weight of the bar or bars tendered for each contract must be within a five-percent tolerance. The bars must assay at not less than 995 fineness, i.e. 99.5% pure gold. The weight, fineness, bar number and identifying stamp of the refiner must be clearly incised on each bar by the approved refiner. The buyer taking delivery pays for the actual gold content, called the fine weight, in the bar. The fine weight is determined by multiplying the gross weight of the bar or bars tendered for each contract by their fineness. For example, a bar with a gross weight of 100 oz. with a fineness of 995, has a fine weight of 99.5 troy ounces.

All procedures described above are set forth in the COMEX rules and regulations as in effect as of the date of this prospectus. These rules and regulations are established by the Board of Directors of the NYMEX and subject to change by that body.

Liquidity of Gold Warrants

In order to liquidate its positions in physical gold (held through Gold Warrants), the Fund would sell a futures contract on COMEX, and subsequently have its FCM provide notice to COMEX of the Fund’s intent to deliver a specific Gold Warrant to satisfy the delivery obligation of the futures contract. COMEX would then select and notify a holder of a long position in the gold futures contracts to expect delivery of the Gold Warrants in settlement of its long position, and of the amount such holder is required to pay in connection with the specific Gold Warrant. The Gold Warrants would be removed from the Fund’s COMEX account held through RBC, and the Fund would receive cash in the account. Accordingly, the Fund expects that the process to liquidate long futures positions held by the Fund would typically be complete within two business days.

Asset Segregation

As a registered investment company, the Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC Staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of futures contracts, options, forward contracts, and other derivative instruments that do not cash settle, for example, the Fund must identify on its books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not an offsetting position.

However, with respect to certain futures contracts, options, forward contracts, and other derivative instruments that are required to cash settle, the Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount.

Instruments that do not cash settle may be treated as cash settled for asset segregation purposes if the Fund has entered into a contractual arrangement with an FCM or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. The Fund intends to enter into these types of contractual arrangements with FCMs to allow the Fund to treat its commodity futures contracts as if they are cash settled. By identifying assets equal to only their net obligations under certain instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund was required to identify assets equal to the full notional amount of the instrument.

PORTFOLIO HOLDINGS INFORMATION

The Fund’s portfolio holdings will be disclosed each day on its website at www.uscfinvestments.com. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information (“SAI”).

MANAGEMENT

Adviser of the Fund and the Subsidiary

The Adviser serves as the investment adviser of the Fund and the Subsidiary. The Adviser has been registered as an investment adviser with the SEC since July 1, 2014, and is a wholly-owned subsidiary of Wainwright Holdings, Inc. (“Wainwright”). Wainwright is a wholly-owned subsidiary of Concierge Technologies, Inc., a company publicly traded under the ticker symbol “CNCG” (“Concierge”). Mr. Nicholas Gerber, along with certain family members and certain other shareholders, own the majority of the shares in Concierge. Wainwright continues to operate its business as a wholly-owned subsidiary of Concierge.

The Adviser’s offices are located at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596. As of June 30, 2021, the Adviser and its affiliates had approximately $4.5 billion in assets under management.

The Adviser has overall responsibility for the general management and administration of the Trust, the Fund, and the Subsidiary, and provides an investment program for the Fund. The Adviser is responsible for the retention of sub-advisers to manage the investment of the Fund’s and the Subsidiary’s assets in conformity with the Fund’s investment policies if the Adviser does not provide those services directly. The Adviser has arranged for custody, distribution, fund administration, transfer agency, and all other non-distribution related services necessary for the Fund and the Subsidiary to operate. The Adviser bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Adviser. The Adviser may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

The Adviser and its affiliates deal, trade, and invest for their own accounts in the type of investments in which the Fund and the Subsidiary may also invest. The Adviser does not use inside information in making investment decisions on behalf of the Fund.

On August 17, 2020, the United States Oil Fund, LP (“USO”), as well as its general partner, United States Commodity Funds LLC (“USCF”), and its President and Chief Executive Officer, John P. Love, received a “Wells Notice” from the staff of the SEC (the “SEC Wells Notice”). USCF and the Adviser are wholly-owned by Wainwright, and John P. Love serves as the President and Chief Executive Officer of both the Fund and the Adviser.

The SEC Wells Notice states that the SEC staff has made a preliminary determination to recommend that the SEC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 17(a)(1) and 17(a)(3) of the Securities Act of 1933, as amended, and Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, in each case with respect to its disclosures and USO’s actions during that period.

On August 19, 2020, USCF, USO and Mr. Love received a Wells Notice from the staff of the CFTC (the “CFTC Wells Notice”). The CFTC Wells Notice states that the CFTC staff has made a preliminary determination to recommend that the CFTC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 4o(1)(A) and (B) and 6(c)(1) of the Commodity Exchange Act, 7 U.S.C. §§ 6o(1)(A), (B), 9(1) (2018), and CFTC Regulations 4.26, 4.41, and 180.1(a), 17 C.F.R. §§ 4.26, 4.41, 180.1(a) (2019), in each case with respect to its disclosures and USO’s actions.

A Wells Notice is neither a formal charge of wrongdoing nor a final determination that the recipient has violated any law. USCF, USO, and Mr. Love maintain that USO’s disclosures and their actions were appropriate. They intend to vigorously contest the allegations made by the SEC staff in the SEC Wells Notice and the CFTC staff in the CFTC Wells Notice and expect to engage in a dialogue with the SEC staff and CFTC staff regarding these matters.

Sub-Adviser to the Fund and the Subsidiary

SummerHaven is registered with the SEC as an investment adviser and with the CFTC as a Commodity Trading Advisor and is a member of the NFA. SummerHaven has been registered as an investment adviser with the SEC since September 12, 2017.

As of June 30, 2021, SummerHaven managed commodities accounts worth approximately $566 million. SummerHaven manages the Subsidiary’s commodity trading account, including by providing investment research and management with respect to Gold Investments.

Advisory and Sub-Advisory Agreements

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) and as investment adviser to the Subsidiary pursuant to a separate investment advisory agreement (the “Subsidiary Advisory Agreement”). SummerHaven provides services to the Fund pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”) and to the Subsidiary pursuant to a sub-advisory agreement (the “Subsidiary Sub-Advisory Agreement”). The Adviser and SummerHaven comply with the provisions of the 1940 Act relating to investment advisory contracts.

The Advisory Agreement and Subsidiary Advisory Agreement were approved by the Board at the May 5, 2021 meeting of the Board. The Sub-Advisory Agreement and Subsidiary Sub-Advisory Agreement were approved by the Board at the September 16, 2021 meeting of the Board. The basis for the Board’s approval of these agreements will be explained in the Fund’s first semi-annual report to shareholders for the period ended December 31, 2021.

Commodity Pool Operation

Because the Fund and the Subsidiary do not expect to use futures contracts solely for “bona fide hedging purposes,” nor limit use of positions in futures contracts in accordance with the CEA and CFTC rules, the Fund’s investments in Gold Interests will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to further regulation by the CFTC and the National Futures Association (“NFA”). The NFA is designated by the CFTC as a registered futures association and is the self-regulatory organization for the U.S. derivatives industry. The Fund operates in accordance with CFTC and NFA rules.

In connection with its role as investment adviser to the Fund and the Subsidiary, the Adviser has registered as a commodity pool operator (“CPO”) under the CEA. Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the NFA, including antifraud provisions, disclosure requirements, and reporting and recordkeeping requirements. The Adviser is also subject to periodic inspections and audits by the CFTC and NFA.

The CFTC’s harmonization rules regarding the disclosure, reporting, and recordkeeping requirements apply to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Adviser as the Fund’s CPO, the Fund’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Adviser’s CFTC compliance obligations.

The Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to carry out its investment strategies. However, there may be additional compliance and other expenses for the Fund. In addition, registration as a CPO subjects the Adviser to additional laws, regulations, and enforcement policies, all of which could increase compliance costs and may affect operations and the financial performance of the Fund.

Management Fees

The Fund pays the Adviser a unitary management fee as compensation for its services and its assumption of all Fund expenses, including the costs of investing in the Subsidiary. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The Adviser may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

The Subsidiary does not pay management fees to the Adviser.

The following table lists the total management fee paid by the Fund.

Fund	Management Fee
USCF Gold Strategy Plus Income Fund	0.45%

Manager of Managers Structure

The Adviser and the Trust have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight of the Board, for overseeing the Trust’s sub-advisers and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Trust to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager of Managers Structure does not: (1) permit management fees paid by the Fund to the Adviser to be increased without shareholder approval; or (2) diminish the Adviser’s responsibilities to the Fund, including the Adviser’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

PORTFOLIO MANAGEMENT

The Sub-Adviser (subject to the Adviser’s oversight) supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investments. The Sub-Adviser utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review the Fund’s portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund’s portfolio as they deem appropriate in the pursuit of the Fund’s investment objective.

The members of the team primarily responsible for the day-to-day management of the Fund’s portfolio are:

Jake DeSantis, joined SummerHaven’s trading department in 2017. Previously he was Head of Global Commodities at AIG Financial Products, which encompassed diversified index and custom strategy swaps, structured finance of metals and grains, and structured energy investment hedging. He represented AIG-FP on the Market Risk Committee of Tenaska Marketing Ventures, a US natural gas storage and transportation trading concern. Mr. DeSantis also ran Global Equity Derivatives trading at AIG-FP and served on AIG-FP’s Executive Steering Committee. Prior to this, he ran US Equity Derivatives Trading at UBS.  Mr. DeSantis began his trading career on the floors of the AMEX and CBOE as an options market-maker with O’Connor & Associates. He earned a B.S. and M.S. in Materials Science and Engineering from Massachusetts Institute of Technology (MIT) and researched low-temperature deposition processes at the Los Alamos National Laboratory.

Geetesh Bhardwaj is currently the Head of Research at SummerHaven Investment Management, LLC where he has been working since 2011. As a member of Investment Committee at SummerHaven, he is responsible for all quantitative functions at SummerHaven. Mr. Bhardwaj has published extensively in academic and industry journals, and regularly speaks at top industry conferences. Previously, he was Senior Economist with Vanguard where he conducted research in alternative investment strategies. Prior to joining Vanguard, Mr. Bhardwaj worked as a quant for commodity futures desk at AIG Financial Products, which managed a $25 billion swap book. Mr. Bhardwaj earned his Ph.D. in Economics from Rutgers University, where he trained in macroeconomics and machine learning techniques.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Fund.

OTHER SERVICE PROVIDERS

Fund Administrator, Custodian, Transfer Agent

The Bank of New York Mellon (“BNY Mellon”), located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s administrator, custodian, and transfer agent.

Under a fund administration and accounting agreement (the “Administration Agreement”), BNY Mellon serves as administrator for the Fund and provides necessary valuation and computation accounting services, financial reporting services, tax services, fund administration services, and regulatory administration services for the Fund.

BNY Mellon assists with the overall administration of the Fund, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance and books and records of the Fund.

Distributor

ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the distributor of Creation Baskets and Redemption Baskets for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares.

Independent Registered Public Accounting Firm

Spicer Jeffries LLP, located at 4601 DTC Boulevard, Suite 700, Denver, CO 80237, serves as the independent registered public accounting firm for the Trust and the Fund.

Legal Counsel

Eversheds Sutherland (US) LLP, 700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980, serves as legal counsel to the Trust and the Fund.

Management of the Subsidiary

The Subsidiary is wholly-owned by the Fund. The Subsidiary is an exempted company incorporated under the laws of the Cayman Islands and overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary and shares in the Subsidiary will not be sold or offered to other investors. The Adviser serves as the investment adviser of the Subsidiary, and SummerHaven assists the Adviser in the management of the Subsidiary’s investments in Gold Investments.

The Fund and the Subsidiary are jointly managed by the Adviser to comply with the compliance policies and procedures of the Fund. As a result, in managing the Fund’s and the Subsidiary’s portfolios, the Adviser will comply with the investment policies and restrictions that apply to the management of the Fund.

The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. Nonetheless, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary would take action contrary to the interests of the Fund and its shareholders.

The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary’s principal investment strategies and principal risks constitute principal investment strategies and principal risks of the Fund. Both the Fund and the Subsidiary comply with the provisions of the 1940 Act relating to affiliated transactions and custody.

The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Board regarding the Subsidiary’s compliance with the Fund’s policies and procedures. In addition, the Subsidiary is a commodity pool, like the Fund, and the Adviser is the commodity pool operator of the Subsidiary, as well as the Fund. BNY Mellon serves as the custodian and transfer agent for the Subsidiary.

CYBERSECURITY RISK

The Trust and its service providers depend heavily upon computer systems to perform necessary business functions. As such, the Trust and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. While the Trust and its service providers engage in actions to maintain cybersecurity and mitigate the risks associated cybersecurity breaches, there is no guarantee that the Trust or its service providers will successfully prevent cybersecurity breaches or that cybersecurity breaches or threats will not interrupt the Trust’s operations, result in increased costs to the Trust, or negatively affect you or your investment in the Fund.

A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust or its service providers to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cyber-attacks. A breach in cybersecurity may also include or result from a natural catastrophe, industrial accident, failure of disaster recovery systems, or employee error. Breaches in cybersecurity may become particularly acute if they affect electronic data processing; affect transmission, storage, or retrieval systems; or impact the availability, integrity, or confidentiality of data. Despite the implementation of security measures, computer systems, networks, and data related to the Trust’s operations, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering.

Cybersecurity breaches may interfere with the processing of transactions, impact the Trust’s ability to calculate its NAVs, cause the release of private information or confidential business information, impede trading, cause the Trust to incur costs associated with mitigation or remediation, subject the Trust to regulatory fines or financial losses, and/or cause customer dissatisfaction or reputational harm to the Trust. The Trust may also incur additional costs to increase cybersecurity. Similar types of cybersecurity risks are also present for issuers of securities in which the Trust may invest, which could result in material adverse consequences for such issuers and may cause the Trust’s investments to lose value.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

Trading Fund Shares

Most investors will buy and sell shares of the Fund through brokers on the secondary market. Shares of the Fund trade on NYSE Arca and elsewhere during the trading day and can be bought and sold throughout the trading day like other publicly-traded securities. When buying or selling shares through a broker, investors will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Shares of the Fund trade under the trading symbol GLDX.

Transaction Fees on Creation and Redemption Transactions

Authorized Participants are required to pay a transaction fee of $350 to compensate the Fund for brokerage and transaction expenses when purchasing Creation Baskets or redeeming Redemption Baskets. The transaction fee is charged to the Authorized Participant on the day such Authorized Participant purchases or redeems a Creation Basked or redeems a Redemption Basket, respectively.

The following table shows the transaction fee and maximum additional charges for creations and redemptions by Authorized Participants (as described above):

Creation and Redemption Basket Size	Standard Creation/ Redemption Transaction Fee
25,000	$350

SHARE TRADING PRICES

Transactions in the Fund’s shares will be priced at NAV only if you are an institutional investor (e.g., a broker-dealer) that has signed an agreement with the Distributor and you thereafter purchase or redeem shares directly from the Fund in Creation Baskets or Redemption Baskets. All other investors buy and sell shares of the Fund through brokers at prices established throughout the day in the secondary market. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions, and other factors. Accordingly, the price most investors pay or receive when they buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s shares is typically calculated each day the NYSE Arca is open for trading, as of the close of regular trading on NYSE Arca, generally 4:00 p.m. New York time. If regular trading on NYSE Arca closes earlier than 4:00 p.m. New York time on a given day, the NAV of the Fund’s shares will be calculated as of that earlier time. The time as of which the Fund calculates its NAV is referred to as the “NAV Calculation Time.” NAV per share is calculated by dividing the Fund’s net assets by the number of the Fund’s outstanding shares.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event, occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time, which may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares every business day. The value of the Subsidiary’s shares will fluctuate with the value of its portfolio investments. The Subsidiary uses the same methodologies described above to price its shares.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of the Fund’s shares have traded at a premium or discount to the Fund’s NAV for the most recently completed calendar year and the completed calendar quarters thereafter will be available without charge at www.uscfinvestments.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends on a quarterly basis. Nonetheless, it is possible that the Fund may not make a dividend payment every quarter. The Fund intends to distribute its net realized capital gains, if any, to investors annually. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

BOOK ENTRY

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

DELIVERY OF SHAREHOLDER DOCUMENTS – HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

FREQUENT TRADING

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Baskets and Redemption Baskets by authorized participants (“Authorized Participants” or “APs”). The vast majority of trading in Fund shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases of Creation Baskets by APs, in-kind redemptions of Redemption Baskets by APs, and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent trading.

Cash purchases of Creation Baskets and cash redemptions of Redemption Baskets, however, can be harmful to the transacting Fund. Such transactions may disrupt portfolio management, cause dilution, and increase transaction costs, all of which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may become magnified as the frequency of cash purchases of Creation Baskets and cash redemptions of Redemption Baskets by APs increases. However, direct trading by APs is critical to ensuring that shares trade at or close to NAV.

To minimize these potential negative consequences, the Fund employs fair valuation pricing and imposes transaction fees on purchases of Creation Baskets and redemptions of Redemption Baskets to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, if, in the discretion of the Adviser, it is determined to be necessary or appropriate, the Adviser will monitor trades by APs for patterns of abusive trading, and in such case, the Fund reserves the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund or otherwise not in the best interests of the Fund.

Given the manner in which shares of the Fund are purchased and sold by shareholders, the Fund does not impose restrictions on the frequency of purchase or sale of its shares on the secondary market. In determining not to restrict the frequency of purchases or sales, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders and (b) any attempts to market time by the Fund’s shareholders would result in negative impact to the Fund or its shareholders.

INVESTMENTS BY REGISTERED INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies (and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act), including shares of the Fund. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive rule (Rule 12d1-4), including that any such investment company enter into an agreement with the Fund.

TAX INFORMATION

The following is a summary of certain U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of foreign, state, and local tax laws, in light of your unique circumstances. Additional tax information is contained in the SAI which is incorporated herein and made a part of this Prospectus.

The Fund intends to qualify each year for treatment as a RIC. To qualify as a RIC, the Fund must meet a number of requirements, including requirements as to the source of its income and the diversification of its assets. If the Fund meets those requirements, as well as certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax at the Fund level on income and gains from investments that are timely distributed to shareholders. If the Fund fails to qualify as a RIC or to meet minimum distribution requirements (and, assuming certain relief provisions were not available), the Fund would be subject to U.S. federal income tax at the fund level, which could result in a material reduction in Fund income and gains available for distribution to shareholders and the net asset value of the Fund.

Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a RIC or fails to satisfy the distribution requirement for any taxable year, the Fund will be taxed as a corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits will be taxed to you as dividend income, which, in general and subject to limitations under the Code, will constitute qualified dividend income in the case of individual shareholders and would be eligible for corporate dividends received deduction. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities that they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

Subject to the discussion below in “Tax Information about Investments in Commodities and the Subsidiary,” the Fund intends to treat any income it may derive from the Subsidiary as “qualifying income” for RIC source-of-income purposes.

The remainder of this summary assumes that the Fund will qualify as a RIC and meet the minimum distribution requirements.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or when you redeem shares. If you hold your investment in shares through a tax-exempt entity or tax-deferred retirement account, you should consult your own tax adviser to determine the tax consequences to you of an investment in shares.

Taxes on Dividends and Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long you have owned the Fund’s shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of realized net long-term capital gains over realized net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to the Fund’s shareholders as long-term capital gains. For noncorporate shareholders, long-term capital gains are generally subject to tax at reduced maximum rates. Distributions of short-term capital gain will be taxable to shareholders as ordinary income. Distributions of investment income properly reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at the same rates applicable to long-term capital gains, provided holding periods and other requirements are met by the Fund and the shareholder. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a non-taxable return of capital to the extent of a shareholder’s adjusted tax basis in the shares, and thereafter, as gain from the sale of shares. A shareholder’s adjusted tax basis in its shares will be reduced (but not below zero) by the amount of any distribution treated as a non-taxable return of capital.

In general, your distributions are subject to U.S. federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates, and trusts.

Distributions (other than Capital Gain Dividends and distributions properly reported by us as interest-related dividends or short-term capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to foreign entities (excluding pass-through entities or arrangements) will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies.

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct U.S. taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. In addition, even if a shareholder has provided appropriate certifications to a foreign intermediary, withholding under the “Foreign Account Tax Compliance Act,” or “FATCA,” may apply if the foreign intermediary does not enter into an agreement with the IRS regarding reporting and is not located in a jurisdiction that has entered into an Intergovernmental Agreement with the United States.

Taxes When Fund Shares are Sold

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent that Capital Gain Dividends were paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

Tax Information about Investments in Commodities and the Subsidiary

Income from commodities is generally not qualifying income for purposes of the RIC source-of-income requirements. Consistent with this general statement, the IRS issued a revenue ruling indicating that certain direct investments in commodity-linked derivatives would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to issuing that ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked notes and other commodity-linked derivatives qualifying as securities and certain investments in foreign subsidiaries holding commodity-linked derivatives would produce qualifying income for this purpose. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a CFC, and that the Fund will be required to include the income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The Code provides that the income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. Recently, the IRS and the U.S. Treasury Department issued final regulations consistent with the private rulings discussed above in which it was concluded that even if a CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as it was derived with respect to the RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could be applied to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy or cause the Fund to fail to qualify as a RIC.

In addition, to maintain its qualification as a RIC, the Fund intends to limit its investment in the Subsidiary so that it does not constitute more than 25% of its total assets as of the end of any quarter. The Fund also intends to limit its investments in other commodity-linked derivatives in an effort to maintain its qualification as a RIC.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund or its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns. There remains a risk that the tax treatment of derivative instruments, such as commodity-linked notes, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

The Government of the Cayman Islands will not, under existing legislation, impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax upon the Subsidiary or its shareholder(s). The Cayman Islands are not party to a double tax treaty with any country that is applicable to any payments made to or by the Subsidiary.

The Subsidiary has applied for and received an undertaking from the Financial Secretary of the Cayman Islands that, in accordance with section 6 of the Tax Concessions Act (as Revised) of the Cayman Islands, for a period of 20 years from the date of the undertaking, no law which is enacted in the Cayman Islands imposing any tax to be levied on profits, income, gains or appreciations shall apply to the Subsidiary or its operations and, in addition, that no tax to be levied on profits, income, gains or appreciations or which is in the nature of estate duty or inheritance tax shall be payable (i) on or in respect of the shares, debentures or other obligations of the Subsidiary or (ii) by way of the withholding in whole or in part of a payment of dividend or other distribution of income or capital by the Subsidiary to its members or a payment of principal or interest or other sums due under a debenture or other obligation of the Subsidiary.

Additional Medicare Tax

Distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates, and trusts.

Taxes on Creation and Redemption of Creation Baskets and Redemption Baskets

An AP that exchanges securities for Creation Baskets generally will recognize a gain or a loss equal to the difference between (i) the sum of the fair market value of the Creation Baskets at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the AP’s aggregate adjusted tax basis in the securities surrendered and any amount of cash paid. An AP who redeems Redemption Baskets will generally recognize a gain or loss equal to the difference between (i) the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Redemption Baskets and (ii) the AP’s adjusted tax basis in the Redemption Baskets. The IRS, however, may assert that a loss that is realized by an AP upon an exchange of securities for shares cannot be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Persons exchanging securities or non-U.S. currency for Creation Baskets or Redemption Baskets should consult their own tax adviser with respect to the tax treatment of any creation or redemption transaction.

ADDITIONAL NOTICES

Shares of the Trust are not sponsored, endorsed, or promoted by NYSE Arca. NYSE Arca has no obligation or liability to owners of Fund shares in connection with the administration, marketing, or trading of Fund shares. NYSE Arca is not responsible for and has not participated in the determination or calculation of the equation by which Fund shares are redeemable.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of Fund shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

FINANCIAL HIGHLIGHTS

Because the Fund is newly organized and has not commenced operations as of the date of this Prospectus, no Financial Highlights are shown.

USCF ADVISERS LLC
USCF ETF TRUST
PRIVACY POLICY

Introduction

This document sets forth the Privacy Policy of USCF Advisers LLC (the “Company”), the USCF ETF Trust (the “ETF Trust”), the USCF Mutual Funds Trust (the “Mutual Funds Trust” and together with the ETF Trust, the “Trusts”), and each series of the Trusts (individually, a “Fund” and together, the “Funds”, as set forth in Appendix A, which may be amended from time to time) relating to the collection, maintenance and use of nonpublic personal information about the Funds’ investors, as required under federal legislation. The Company is an investment adviser registered with the Securities and Exchange Commission and a commodity pool operator registered with the Commodity Futures Trading Commission. This Privacy Policy applies to the nonpublic personal information of Fund investors who are individuals and who obtain financial products or services primarily for personal, family or household purposes.

Collection of Investor Information

In the course of doing business with Fund shareholders, the Company and the Trusts may collect or have access to nonpublic personal information about Fund shareholders. “Nonpublic personal information” is personally identifiable financial information about Fund shareholders. For example, it includes Fund shareholders’ social security numbers, account balances, bank account information and investors’ holdings and transactions in shares of the Funds.

The Company and the Trusts may collect this information from the following sources:

•	Information about shareholder transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus);
•	Information we may receive from shareholders.

Disclosure of Nonpublic Personal Information

The Company and the Trusts do not sell or rent investor information of the Funds. The Company and the Trusts only disclose nonpublic personal information collected about Fund investors as permitted by law. For example, the Company and the Trusts may disclose nonpublic personal information about Fund investors:

•	To companies that act as service providers in connection with the administration and servicing of the Funds, which may include attorneys, accountants, auditors and other professionals; maintain shareholder accounts, and in connection with the servicing or processing of transactions of the Trusts or the Funds;
•	To government entities, in response to subpoenas, court orders, judicial process or to comply with laws or regulations;
•	To protect against fraud, unauthorized transactions (such as money laundering), claims or other liabilities, or to collect unpaid debts; and
•	When shareholders direct us to do so or consent to the disclosure, including authorization to disclose such information to persons acting in a fiduciary or representative capacity on behalf of the investor.

Fund investors have no right to opt out of the disclosure by the Company or the Trusts of non-public personal information under the circumstances described above.

Protection of Investor Information

The Company and the Trusts hold Fund investor information in the strictest confidence. Accordingly, the Company’s policy is to require that all employees, financial professionals and companies providing services on its behalf keep client information confidential. In addition, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law.

The Company and the Trusts maintains safeguards that comply with federal standards to protect Fund investor information. The Company restricts access to the personal and account information of investors to those employees who need to know that information in the course of their job responsibilities. Third parties with whom the Company and the Trusts share Fund investor information must agree to follow appropriate standards of security and confidentiality, which includes safeguarding such information physically, electronically and procedurally.

The privacy policy of the Company and the Trusts applies to both current and former Fund investors. The Company and the Trusts will only disclose nonpublic personal information about a former Fund investor to the same extent as for a current Fund investor.

Your California Privacy Rights

If you are a California resident, California law provides you with specific rights regarding your personal information, including the right to request that we disclose certain information to you about the collection and use of your personal information over the past 12 months; the right to request that we delete any of your personal information that we have collected from you, subject to certain exceptions; and the right to opt-out of the “sale” of your personal information, as defined by California law. To make such a request, contact us at 1-800-920-0259 or uscfinvestments.com. Please note that we are only required to respond to two such requests per customer each year.

You also have the right not to be discriminated against if you exercise any of your rights under California privacy law.

The Company may have collected the following categories of personal information of California residents in the past 12 months:

•	Identifiers such as a name, Internet Protocol address, email address, or other similar identifiers.
•	Categories of personal information described in subdivision (e) of California Civil Code Section 1798.80.
•	Commercial information, including records of sales or purchases.
•	Internet or other electronic network activity information.
•	Geolocation data.
•	Professional or employment-related information.

Please note that these rights do not apply to personal information collected, processed, sold, or disclosed pursuant to the federal Gramm-Leach-Bliley Act and implementing regulations. Please review the privacy notices in the Appendix below for more information about how we collect, process, sell, and disclose personal information pursuant to these laws and regulations.

This information is collected and used for the purposes disclosed in this Privacy Policy. The Company has not sold personal information of California residents in the past 12 months. The Company may have disclosed any of the above categories of personal information pursuant to an individual’s consent or under a written contract with a service provider for a business purpose in the past 12 months.

Changes to Privacy Policy

The Company and the Trusts may modify or amend this Privacy Policy from time to time. The Company will indicate the date when it was most recently updated and its effective date. If there are changes to the privacy policy in the future, a revised privacy policy with those changes will be communicated through an appropriate channel to Fund investors as long as they continue to be Fund investors.

USCF ADVISERS LLC
USCF ETF TRUST
Privacy Notice

FACTS	WHAT DO USCF ADVISERS LLC (THE “COMPANY”) AND THE USCF ETF TRUST (THE “ETF TRUST”) DO WITH PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•        Social Security number

•        account balances

•        account transactions

•         transaction history

•         wire transfer instructions

•         checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Company and the ETF Trust choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions? Call 1-800-394-5065 or go to www.uscfinvestments.com

USCF ADVISERS LLC

USCF ETF TRUST

Privacy Notice

What we do
How do the Company and the ETF Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Company and the ETF Trust collect my personal information?

We collect your personal information, for example, when you

■        open an account

■        provide account information

■         give us your contact information

■        make a wire transfer

■        tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■         sharing for affiliates’ everyday business purposes - information about your creditworthiness

■         affiliates from using your information to market to you

■         sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

■ Our affiliates include companies which are subsidiaries of Wainwright Holdings, Inc., such as United States Commodity Funds LLC.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ The Company and the ETF Trust do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Company and the ETF Trust do not conduct joint marketing.

USCF ETF Trust

The SAI provides additional detailed information about the Fund. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference into this Prospectus.

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as applicable.

To make shareholder inquiries, for more detailed information on the Fund, or to request the SAI or annual or semi-annual shareholder reports, as applicable, free of charge, please:

Call:	1-800-920-0259 Monday through Friday 8:30 a.m. – 6:00 p.m. (Eastern Time)

Write:	USCF ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203

Visit:	www.uscfinvestments.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund or its shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

USCF ETF Trust
1850 Mt. Diablo Blvd., Suite 640
Walnut Creek, CA 94596

The Fund is distributed by
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

USCF Advisers® is a registered mark of United States Commodity Funds LLC

Investment Company Act File No. 811-22930

Statement of Additional Information

USCF Gold Strategy Plus Income Fund

(GLDX)

November 2, 2021

USCF ETF TRUST

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”), dated November 2, 2021, for the USCF Gold Strategy Plus Income Fund (the “Fund”), a series of USCF ETF Trust (the “Trust”). A copy of the Prospectus may be obtained, without charge, by calling 1-800-920-0259 or visiting www.uscfinvestments.com, or writing to the Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Audited financial statements are not presented for the Fund because the Fund is newly formed and has not yet commenced operations as of the date of this SAI.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer to sell securities.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust in accordance with a Declaration of Trust dated November 6, 2013. The Declaration of Trust was amended and restated on June 16, 2014. The Trust is authorized to have multiple segregated series or portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Trust currently consists of multiple series. This SAI relates only to the Fund. Other series may be added to the Trust in the future. The shares of the Fund are referred to herein as “shares.” The offering of shares is registered under the Securities Act of 1933 (the “Securities Act”).

The Fund is managed by USCF Advisers LLC (the “Adviser”). The Adviser has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since July 1, 2014, and is a wholly-owned subsidiary of Wainwright Holdings, Inc. (“Wainwright”). Wainwright is a wholly-owned subsidiary of Concierge Technologies, Inc., a company publicly traded under the ticker symbol “CNCG” (“Concierge”). Mr. Nicholas Gerber, along with certain family members and certain other shareholders, own the majority of the shares in Concierge. Wainwright continues to operate its business as a wholly-owned subsidiary of Concierge.

Shares trade on NYSE Arca, Inc. (the “Listing Exchange”) at market prices that may be below, at, or above the shares’ respective net asset values (“NAVs”). The Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions. The Fund should not be relied upon as a complete investment program.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Baskets” and “Redemption Baskets,” respectively), which only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. Such institutions and large investors are referred to herein as “Authorized Participants” or “APs.” The Fund generally offers and issues Creation Baskets and redeems Redemption Baskets in exchange for cash. The Fund reserves the right to permit or require Creation Baskets to be issued in-kind, in certain circumstances, although it does not currently expect to do so. If in-kind creations are permitted or required, an investor must deposit a designated portfolio of securities (the “Deposit Securities”) per each Creation Basket constituting a substantial replication of the securities included in the Fund (“Deposit Securities”) and an amount of cash (the “Cash Component”) computed as discussed below.

Creation Baskets and Redemption Baskets are aggregations of stipulated “blocks” of shares, and each block is currently 25,000 shares. In the event of the liquidation of the Fund, the Trust may lower the number of shares in the Fund’s Redemption Basket.

EXCHANGE LISTING AND TRADING

There can be no assurance that the Fund will continue to meet the Listing Exchange’s requirements for listing shares. The Listing Exchange will consider the suspension of trading and delisting of the Fund’s shares if (i) following the initial 12-month period beginning at the commencement of trading, there are fewer than 50 beneficial owners of the Fund’s shares; (ii) the Fund fails to satisfy applicable continued listing requirements of the Listing Exchange; or (iii) such other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further trading on the Listing Exchange inadvisable.

As in the case of other stocks traded on the Listing Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund’s investment objective is disclosed in the Prospectus. There can be no assurance that the Fund’s objective will be achieved. The investment objective of the Fund, and all other investment policies and practices of the Fund, other than the investment restrictions set forth immediately below, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. Additional information about the Fund, its policies, and the investment instruments that it may hold, is provided below.

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Fundamental Investment Policies

The investment restrictions set forth below have been adopted by the Board of Trustees (the “Board”) of the Trust as fundamental policies. These policies cannot be changed with respect to the Fund without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. For purposes of the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of the vote of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Fund.

If any percentage restriction described below is complied with at the time of investment, a later increase or decrease in percentage resulting from a change in the value will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.

As a matter of fundamental policy, the Fund may not:

A.	Borrow money, except to the extent permitted by applicable law. To the extent that the Fund borrows money, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

B.	Make loans except as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief. For example, Sections 17 and 18 of the 1940 Act relate to certain transactions and the capital structure of investment companies. Such provisions can inhibit an investment company’s ability to make loans.

C.	Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with investments in other investment companies.

D.	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities or other investments that are secured by real estate or invest in securities or other instruments issued by issuers that invest in real estate.

E.	Purchase or sell physical commodities except through its wholly-owned subsidiary, and to the maximum extent as permitted by the 1940 Act.

F.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief granted by the SEC. Section 18(f) of the 1940 Act regulates the requisite asset coverage and permissible classes; such restrictions have been interpreted by the SEC Staff and subsequent rules and regulations have been issued.

G.	Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

INVESTMENT STRATEGIES AND RISKS

The Prospectus discloses the principal investment strategies and principal investment risks of the Fund. This section of the SAI provides additional information about the Fund’s investment strategies and its investment risks. The discussion below supplements, and should be read in conjunction with, the Prospectus.

Additional Information about Investment Strategies

Cayman Islands Subsidiary

The Fund and the Subsidiary are each subject to regulation by the Commodity Futures Trading Commission (“CFTC”) as a commodity pool. The Adviser is registered as the commodity pool operator (“CPO”) of the Fund and the Subsidiary under the Commodity Exchange Act, as amended (“CEA”), and the rules and regulations promulgated thereunder, and, therefore, is subject to the rules and regulations of the CFTC and the National Futures Association. The Adviser does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to the Fund.

The Subsidiary is not registered as an investment company under the 1940 Act, and is not subject to all the investor protections of the 1940 Act. However, the Fund will wholly-own and control the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and Fund shareholders. The Board has oversight responsibility for the investment activities of the Fund, including the Fund’s

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investment in the Subsidiary and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary follows the same compliance policies and procedures as the Fund. The Fund and the Subsidiary test for compliance with certain investment restrictions and limitations on a consolidated basis, except that with respect to investments that may involve leverage, the Subsidiary complies independently with asset segregation requirements to the same extent as the Fund. Changes in the laws of the Cayman Islands, under which the Subsidiary is incorporated, could result in the inability of the Fund to effect its desired investment strategy. In addition, changes in the tax laws in either the U.S. or the Cayman Islands might negatively impact the Fund and its investors.

The Cayman Islands currently does not impose any income tax, corporate tax, capital gains tax, or withholding tax on the Subsidiary. If the laws of the Cayman Islands were changed and the Subsidiary were required to pay Cayman Islands taxes, this may impact the Fund’s return based upon the percentage of assets allocated to commodities at that time. The Subsidiary has applied for and received an undertaking from the Financial Secretary of the Cayman Islands that, in accordance with section 6 of the Tax Concessions Act (As Revised) of the Cayman Islands, for a period of 20 years from the date of the undertaking, no law which is enacted in the Cayman Islands imposing any tax to be levied on profits, income, gains, or appreciations shall apply to the Subsidiary or its operations and, in addition, that no tax to be levied on profits, income, gains, or appreciations or which is in the nature of estate duty or inheritance tax shall be payable (i) on or in respect of the shares, debentures, or other obligations of the Subsidiary or (ii) by way of the withholding in whole or in part of a payment of dividend or other distribution of income or capital by the Subsidiary to its members or a payment of principal or interest or other sums due under a debenture or other obligation of the Subsidiary.

To the extent that this SAI references securities, Gold Investments or other assets in which the Fund may invest or may not invest, or the Fund’s expectations, risks or obligations with respect to any such investments, the Subsidiary may or may not invest in those same assets and would have the same expectations and would be subject to the same risks and obligations.

Commodity-Linked Investments. In addition to the Gold Investments, the Fund may purchase and sell other commodity contracts in the form of futures and options contracts, and may enter into swap agreements and other financial transactions (collectively referred to as “Commodity-Linked Investments”) in compliance with applicable commodities laws. The Fund may also invest in other instruments related to commodities, including structured notes, and securities of commodities finance and operating companies. In the commodity futures market, there are often costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures with respect to that commodity, the value of the futures contract may change proportionately. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

Futures and Options on Futures. As described in the Prospectus, the Fund may invest in gold futures contracts (a type of commodity futures contract) that the portfolio managers believe are economically identical or substantially similar to the Fund’s holdings of physical gold. The Fund may also purchase futures and options contracts on futures on other commodities. A commodities futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

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The Fund may purchase and sell futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant (“FCM”) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits.

A futures contract held by the Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.

At any time prior to the expiration of a futures contract, the Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may purchase futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most Futures Exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the performance of the Fund. When the Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities in an account with the FCM.

When the Fund invests in Commodity-Linked Investments (including swaps), it may be required to segregate cash and/or liquid securities to the extent the Fund’s obligations are not covered or otherwise offset. Generally, if the Fund does not cover its obligations to pay or deliver securities or other assets, the Fund will segregate cash or liquid securities in an amount at least equal to the current amount of the obligation. With respect to investments in futures contracts, the Fund will deposit initial margin and any applicable daily variation margin in addition to segregating cash or liquid securities sufficient to satisfy its obligation to purchase or provide securities or currencies, or to pay the amount owed at the contract’s expiration.

Swaps. The Fund may enter into swap agreements and options on swap agreements. Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional

4

amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular investment, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities or investments representing a particular index. Swaps can also be based on credit and other events.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require the Fund to incur increased expenses. When the Fund enters into a cleared swap, it must deliver initial margin to the central counterparty (via the FCM). During the term of the swap agreement, a variation margin amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional variation margin payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional variation margin to the Fund’s account. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. During the term of an uncleared swap, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

An option on a swap agreement generally is an over-the-counter option that gives the buyer of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap agreement, or to extend, terminate or otherwise modify the terms of an existing swap agreement. The writer (seller) of an option on a swap agreement receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. When the Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs.

Treasuries. The Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations (“Treasuries”) and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Treasuries are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Money Market Instruments. The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis. The instruments in which the Fund may invest include: (1) short-term obligations issued by the U.S. government; (2) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (3) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by S&P Global, or, if unrated, of comparable quality as determined by the Adviser; and (4) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

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Additional Information about Investment Risks

Investment in the Fund should be made with an understanding that the value of the portfolio held by the Fund may fluctuate in accordance with changes in the market and other factors.

Credit Risk. Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy. When the Fund purchases futures contracts and invests in other Commodity-Linked Investments, including certain of the Gold Investments, it is exposed to the credit risk that the counterparty will not be able to meet its obligations. The counterparty for a futures contract is the clearinghouse associated with the particular exchange. In general, in addition to margin required to be posted by the clearinghouse in connection with cleared trades, clearinghouses are backed by their members who may be required to share in the financial burden resulting from the nonperformance of one of their members and, therefore, this additional member support should significantly reduce credit risk. Neither the Fund nor the Subsidiary is currently a member of any clearinghouse. Some foreign exchanges are not backed by their clearinghouse members but may be backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty or clearinghouse, or their members or their financial backers, will satisfy their obligations in such circumstances.

The Adviser attempts to manage credit risk by following various trading limitations and policies. In particular, the Fund generally posts margin and/or holds liquid assets that are approximately equal to the market value of its obligations to counterparties under the futures contracts and other Commodity-Linked Investments it holds. The Adviser intends to execute and clear trades only with parties perceived to be creditworthy and/or requiring the posting of collateral or margin by such parties to limit credit exposure. Each FCM of the Fund, or any other broker that may be retained by the Fund in the future, when accepting orders to purchase or sell futures contracts on United States exchanges on behalf of the Fund, is required by CFTC regulations to separately account for and segregate as belonging to the Fund all assets of such entity relating to its domestic futures contracts trading. These FCMs are not allowed to commingle assets of the Fund with the FCM’s other assets. In addition, the CFTC requires commodity brokers to hold in a secure account the assets of the Fund related to foreign futures contracts trading.

Common Stocks Risk. Equity securities are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the Fund. The equity securities held in the Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund’s purchase and sale of the equity securities and other factors.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation, which are senior to those of common stockholders.

Depositary Receipts Risk. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued by a European bank or

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trust company evidencing ownership of securities issued by a foreign corporation. New York shares are typically issued by a company incorporated in the Netherlands and represent a direct interest in the company. Unlike traditional Depositary Receipts, New York share programs do not involve custody of the Dutch shares of the company. GDRs are receipts issued throughout the world that evidence a similar arrangement. ADRs, EDRs and GDRs may trade in foreign currencies that differ from the currency the underlying security for each ADR, EDR or GDR principally trades in. Global shares are the actual (ordinary) shares of a non-U.S. company which trade both in the home market and the United States. Generally, ADRs and New York shares, in registered form, are designed for use in the U.S. securities markets. EDRs, in registered form, are used to access European markets. GDRs, in registered form, are tradable both in the United States and in Europe and are designed for use throughout the world. Global shares are represented by the same share certificate in the United States and the home market, and separate registrars in the United States and the home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. registrar. Global shares may also be eligible to list on exchanges in addition to the United States and the home country. The Fund may hold unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

COVID-19 Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has since spread globally. In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic. COVID-19 has resulted in numerous deaths, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines and the imposition of both local and more widespread “work from home” measures, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The ongoing pandemic has had, and is expected to continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment have been and continue to be impacted by the pandemic and government and other measures seeking to mitigate or contain its spread. While several countries, as well as certain states in the United States, have begun to lift public health restrictions with the view to reopening their economies, recurring COVID-19 outbreaks and newly discovered variant strains of the virus have led to the re-introduction of such restrictions in certain states in the United States and globally and could continue to lead to the re-introduction of such restrictions elsewhere. Although the U.S. Federal Food and Drug Administration has authorized vaccines for emergency use, it remains unclear how quickly the vaccines will be distributed nationwide and globally and whether variant strains of the virus will reduce the efficacy of the vaccines, when “herd immunity” will be achieved in the United States and globally, and when the restrictions that were imposed to slow the spread of the virus will be lifted entirely. The delay in distributing the vaccines could lead people to continue to self-isolate and not participate in the economy at pre-pandemic levels for a prolonged period of time. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, actions taken by government and quasi-governmental authorities and regulators throughout the world in response to the COVID-19 pandemic, including significant fiscal and monetary policy changes, may affect the value, volatility, pricing and liquidity of some securities or other assets, including those held by or invested in by the Fund. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its ultimate impact on the Fund, and on the global economy, cannot be determined with certainty. The COVID-19 pandemic and its effects may last for an extended period of time, and could result in significant and continued market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The extent to which COVID-19 will affect the Fund and the Fund’s service providers and portfolio investments will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Given the significant economic and financial market disruptions associated with the COVID-19 pandemic, it is expected that the valuation and performance of the Fund’s investments may be impacted adversely.

Cybersecurity Risk. The Trust and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cybersecurity breaches affecting the Trust or its service providers may adversely impact the Trust. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact the Trust’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Trust to regulatory fines or financial losses,

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and/or cause reputational damage. The Trust may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers of securities in which the Trust may invest, which could result in material adverse consequences for such issuers and may cause the Trust’s investments to lose value.

Liquidity Risk. Trading opportunities are more limited for investments that are not widely held. This may make it more difficult to sell or buy an investment at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell an investment, sell other investments to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of investments may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell an investment at a desired time or price. If this happens, the Fund will be required to continue to hold the investment or keep the position open, and the Fund could incur losses.

Futures positions cannot always be liquidated at the desired price. It is difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. A market disruption, including a pandemic such as COVID-19, or a foreign government taking political actions that disrupt the market for its currency, its crude oil production or exports, or another major export, can also make it difficult to liquidate a position. Because Commodity-Linked Investments, including futures contracts, options and cleared and uncleared swaps, may be illiquid, the Fund’s investments in Commodity-Linked Investments may be more difficult to liquidate at favorable prices in periods of illiquid markets and losses may be incurred during the period in which positions are being liquidated. The large size of the positions that the Fund may acquire increases the risk of illiquidity both by making its positions more difficult to liquidate and by potentially increasing losses while trying to do so.

Over-the-counter swap contracts that are not subject to clearing may be even less marketable than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, they are not transferable without the consent of the counterparty. These conditions make such contracts less liquid than standardized futures contracts traded on a commodities exchange and could adversely impact the Fund’s ability to realize the full value of such contracts. In addition, even if collateral is used to reduce counterparty credit risk, sudden changes in the value of over-the-counter swap contracts may leave a party open to financial risk due to a counterparty default since the collateral held may not cover a party’s exposure on the transaction in such situations.

Futures Contracts and Position Limits Risk. Certain futures exchanges have established accountability levels and position limits on the maximum net long or net short futures contracts in commodities that any person or group of persons under common trading control (other than as a hedge, which is not applicable to the investments of the Fund or the Subsidiary) may hold, own or control. These levels and position limits apply to the futures contracts that the Fund or the Subsidiary invests in to meet its investment objective. In addition to accountability levels and position limits, certain futures exchanges also set daily price fluctuation limits on futures contracts. The daily price fluctuation limit established the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once that daily price fluctuation limit has been reached in a particular futures contract, no trades may be made at a price beyond that limit.

Interest Rate Risk. Rising interest rates may adversely affect the price of the securities held by the Fund. For example, prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Conversely, during periods of declining interest rates, the market price of fixed-income securities generally rises, and the market price of equity securities that pay significant dividends or other income to holders may be similarly affected.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Certain of the Fund’s investments may be valued, in part, by reference to the relative relationship between interest rates on tax-exempt securities and taxable securities, respectively. When the market for tax-exempt securities underperforms (or outperforms) the market for taxable securities, the value of these investments may be negatively affected (or positively affected).

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Prepayment and Call Risk. Debt securities, especially debt securities that are subject to “calls,” are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as the Fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons. Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity. Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security’s issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.

Non-U.S. Investment Risk. Foreign investments pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Investments in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors. Information about foreign investments may not be as available or reliable as information on investments in the United States. This may prevent the Fund and the Adviser from obtaining information concerning foreign investments that is as frequent, extensive and reliable as the available information on investments in the United States. Foreign countries may have restrictions on foreign ownership of investments or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make investments traded in foreign markets more volatile than securities traded exclusively in the United States. The Adviser attempts to manage currency risk by limiting the amount the Fund invests in investments denominated in a particular foreign currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Investing in currencies or investments denominated in a foreign currency entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law.

Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund’s investments denominated in such country’s or region’s currency to additional risks.

European Related Risk. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities, securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro- denominated obligations would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the shares.

Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund and the recently created European Financial Service Facility (EFSF). The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that these agencies will continue to intervene or provide further assistance and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks and others including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.

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In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. Specifically, the United Kingdom recently left the EU. The impact that this withdrawal will have on the British economy and political situation and the economies and political situations of other EU countries is unknown at this time.

Short Selling Risk. A short sale by the Fund involves borrowing investments from a lender which are then sold in the open market. At a future date, the investments are repurchased by the Fund and returned to the lender. While the investments are borrowed, the proceeds from the sale are deposited with the lender and the Fund pays interest to the lender. If the value of the investments declines between the time that the Fund borrows the investments and the time it repurchases and returns the investments to the lender, the Fund makes a profit on the difference (less any interest the Fund is required to pay the lender). Short selling involves risk. There is no assurance that investments will decline in value during the period of the short sale and make a profit for the Fund. Investments sold short may instead appreciate in value creating a loss for the Fund. The Fund also may experience difficulties repurchasing and returning the borrowed investments if a liquid market for the securities does not exist. The lender may also recall borrowed investments at any time. The lender from whom the Fund has borrowed securities may go bankrupt and the Fund may lose the collateral it has deposited with the lender. The Fund will adhere to controls and limits that are intended to offset these risks by short selling only liquid securities and by limiting the amount of exposure for short sales.

Risk Related to Tax Reform Legislation. Legislative or other actions relating to taxes could have a negative effect on the Fund. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service (the “IRS”) and the U.S. Department of the Treasury. The Fund cannot predict with certainty how any changes in the tax laws might affect the Fund, its shareholders, or the Fund’s portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation or regulations could significantly and negatively affect the Fund’s ability to qualify for tax treatment as a regulated investment company (“RIC”) or the U.S. federal income tax consequences to the Fund and its shareholders of such qualification, or could have other adverse consequences. Shareholders are urged to consult with their tax adviser regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in the Fund’s shares.

Risk Related to the Economy

Lower-grade corporate bond returns are sensitive to changes in the economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

MANAGEMENT

Board Responsibilities

The business of the Trust is overseen by the Board in accordance with the Trust’s Declaration of Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. The day-to-day business of the Trust, including the day-to-day management of risk, is performed by the service providers of the Trust such as the Adviser, the Sub-Adviser, the Distributor, and the Administrator. The Board is responsible for overseeing the Trust’s service providers and, therefore, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks such as events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Trust or the Fund. The Board’s role in risk management oversight begins before the inception of an investment portfolio, at which time the Adviser presents the Board with information concerning the investment objective, strategies, and risks of the investment portfolio. Additionally, the Adviser provides the Board with an overview of, among other things, the firm’s investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board oversees the risk management of the investment portfolio’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the service providers, including the Trust’s Chief Compliance Officer and the independent registered public accounting firm of the Trust. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee of the Board, oversee efforts by management and service providers to manage the risks to which the Fund may be exposed.

Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers of the Trust employ a variety of processes, procedures, and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business and, consequently, for managing the risks associated with that activity.

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The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser and the Sub-Adviser, and the Board receives information about those services at its meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Advisory Agreement or the Subsidiary Advisory Agreement with the Adviser, or the Subsidiary Sub-Advisory Agreement with the Sub-Adviser, the Board receives detailed information from the Adviser and the Sub-Adviser. Among other things, the Board regularly considers the Adviser’s and Sub-Adviser’s adherence, as applicable, to the Fund’s and the Subsidiary’s investment restrictions and compliance with various policies and procedures of the Trust and with applicable securities regulations. The Board also reviews information about the Fund’s performance history and investments.

The Trust’s Chief Compliance Officer meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and the Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation, and other matters. Annually, the Trust’s independent registered public accounting firm reviews its audit of the financial statements of the Fund with the Audit Committee, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports that the Board receives, and the Board’s discussions with the service providers to the Trust, the Board may not be made aware of all the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management, but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s, including with respect to priorities, allocation of resources, and effectiveness. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust

Set forth below is the name, date of birth, position with the Trust, term of office, principal occupations and other directorships for a minimum of the last five years of each person currently serving as a member of the Board or as an executive officer of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

The Board is currently comprised of seven Trustees. The Chairman of the Board, Nicholas D. Gerber, and Messrs. Andrew F Ngim and Stuart P. Crumbaugh are “interested persons” of the Trust, as that term is defined under Section 2(a)(19) of the 1940 Act, because of their affiliation with the Adviser. They are referred to herein as “Interested Trustees.” The Chairman’s role is to preside at all meetings of the Board and to act as liaison between the Trustees and the Adviser, counsel, and other service providers generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time.

Messrs. Thomas E. Gard, Jeremy Henderson, John D. Schwartz, and H. Abram Wilson, and their immediate family members, have no affiliation or business connection with the Adviser, any of the Trust’s sub-advisers, the Distributor, or any of their affiliated persons, and do not own any stock or other securities issued by the Adviser, any of the Trust’s sub-advisers, or the Distributor. These Trustees are not interested persons of the Trust and are referred to herein as “Independent Trustees.” Mr. Henderson serves as the lead Independent Trustee. The lead Independent Trustee’s role is to preside at all meetings of the Independent Trustees and to act as liaison between the Independent Trustees and the Adviser, counsel, and other service providers generally between meetings. The lead Independent Trustee may also perform such other functions as may be delegated by the Board from time to time.

There is an Audit Committee and Nominating Committee of the Board, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The chair for each Committee is responsible for running the Committee meetings, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of such Committee as set forth in its Board-approved charter.

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The Board has determined that the foregoing leadership structure is appropriate given the specific characteristics and circumstances of the Trust and the Fund. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a majority of the Board, the assets under management of the Trust, the number of portfolios overseen by the Board, and the total number of Trustees on the Board.

Independent Trustees

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Thomas E. Gard Year of Birth: 1959	Independent Trustee	Since 2015	Partner of Armanino LLP from 1995 - 2019; Member of Armanino Executive Committee from 2001 to 2015; and Partner in Charge of Armanino LLP Audit Department from 2004 to 2013. Mr. Gard has been retired from 2019 to present.	Three	None

Jeremy Henderson Year of Birth: 1956	Independent Trustee	Since 2014	Chief Operating Officer, North Island LLC from 2017 to present; Retired from 2007 to 2017; Managing Director of Societe Generale from 1991 to 2007.	Three	None

John D. Schwartz Year of Birth: 1968	Independent Trustee	Since 2014	President of Sam CLAR Office Furniture from 1996 to present.	Three	None

H. Abram Wilson Year of Birth: 1946	Independent Trustee	Since 2014

San Ramon City, CA Council member from 1999 to 2011, including Mayor of San Ramon City, CA from 2002 to 2009. Mr. Wilson has been retired from 2011 to present; principal and senior account executive at Bank of America from 1995 to 2002.

				Three	None

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Interested Trustees and Officers of the Trust

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Nicholas D. Gerber(3) Year of Birth: 1962	Chairman and Trustee	Since 2014	Chairman of the Board of Directors of United States Commodity Funds LLC (“USCF”), which is the sponsor of a family of commodity pools whose shares are registered under the Securities Act of 1933 since2005; President and Chief Executive Officer of USCF from 2005 to June 2015; Serves on Board of Managers of USCF Advisers LLC (“USCF Advisers”) since June 2014 and President and Chief Executive Officer of USCF Advisers from June 2014 to June 2015; Vice President of USCF since June 2015; Chief Executive Officer, President and Secretary of Concierge Technologies, Inc. (“Concierge”) since January 2015; CEO and a member of the Board of Directors of Marygold & Co., a subsidiary of Concierge, since November 2019; Executive Director and member of the Board of Directors of Marygold & Co. (UK) Limited, a newly formed subsidiary of Concierge from August 2021; Co-founded Ameristock Corporation in March 1995, a registered investment adviser under the Investment Advisers Act of 1940 from March 1995 until January 2013; and Portfolio Manager of the Ameristock Mutual Fund, Inc. a mutual fund registered under the 1940 Act, from August 1995 to January 2013.	Three	Management Director of USCF; Chairman of the Board of Concierge since January 26, 2015.

John P. Love Year of Birth: 1971	President (Principal Executive Officer)	Since 2015	Chief Executive Officer and President of USCF since June 2015 and Management Director of USCF since October 2016 and Chairman of the Board of Directors of USCF since 2019; Senior Portfolio Manager of USCF from March 2010 to June 2015; Portfolio Manager of USCF from April 2006 to March 2010; President of USCF Advisers since June 2015 and serves on Board of Managers of USCF Advisers since November 2016.	N/A	N/A

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Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Stuart P. Crumbaugh(3) Year of Birth: 1963	Chief Financial Officer (Principal Accounting and Principal Financial Officer), Treasurer and Trustee	CFO and Treasurer since May 2015; Secretary from May 2015 - October 2016; Independent Trustee of USCF ETF Trust from inception - February 2015 and Interested Trustee since February 2015

Chief Financial Officer (Principal Accounting Officer), Treasurer and Secretary of USCF Advisers and USCF since June 2015 and May 2015, respectively; Treasurer and a member of the Board of Directors of Marygold & Co. since November 2019; Treasurer and member of the Board of Directors of Marygold & Co. (UK) Limited, a newly formed subsidiary of Concierge from August 2021; Chief Financial Officer of Concierge since December 2017; Vice President Finance and Chief Financial Officer of Sikka Software Corporation from April 2014 to April 2015; Vice President, Corporate Controller and Treasurer of Auction.com, LLC from December 2012 to December 2013; Chief Financial Officer of IP Infusion Inc. from March 2011 to September 2012; Consultant from January 2010 to February 2011.

				Three	None

Andrew F Ngim(3) Year of Birth: 1960	Trustee, Vice President, Secretary, and Portfolio Manager	Trustee from 2014 - February 2015 and May 2015 - Present; Secretary since October 2016	Co-founded USCF in 2005 and has served as a Management Director since May 2005 and Chief Operating Officer since August 2016; Portfolio Manager for the United States Commodity Index Funds Trust since January 2013; Chief Operating Officer of USCF Advisers since March 2021; Treasurer of USCF from June 2005 to February 2012; Assistant Secretary and Assistant Treasurer of USCF Advisers since June 2013; Prior to and concurrent with his services to USCF, from January 1999 to January 2013, Mr. Ngim served as Managing Director for Ameristock Corporation which he co-founded in March 1995 and was Co-Portfolio manager of Ameristock Mutual Fund, Inc. from January 2000 to January 2013; Portfolio Manager for USCF ETF Trust since 2014.	Three	Management Director of USCF since May 2005.

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Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Carolyn M. Yu Year of Birth: 1958	Chief Compliance Officer and AML Officer	Chief Legal Officer from May 2015 - April 2018; Chief Compliance Officer, since February 2015; AML Officer since 2014	Chief Compliance Officer of USCF since February 2013; General Counsel of USCF from May 2015 to April 2018 and Assistant General Counsel of USCF from August 2011 to April 2015; from May 2015 to April 2018, Ms. Yu served as Chief Legal Officer of USCF Advisers and serves as Chief Compliance Officer of USCF Advisers since May 2015; Associate Counsel, Assistant Chief Compliance Officer of USCF ETF Trust from June 2014 to February 2015; General Counsel of Concierge from November 2017 to December 2018; Branch Chief – Securities Enforcement Branch for the State of Hawaii, Department of Commerce and Consumer Affairs 2008 - 2011.	N/A	N/A

Daphne G. Frydman Year of Birth: 1974	Chief Legal Officer; Assistant Secretary	Chief Legal Officer since May 2018; Assistant Secretary since 2016.	General Counsel of USCF and USCF Advisers since May 2018; Deputy General Counsel of USCF from May 2016 to April 2018; Assistant Secretary since October 2016; Partner at Sutherland Asbill & Brennan LLP from January 2011 to April 2016; and counsel and associate at the same from 2009 to 2010 and from 2001 to 2008, respectively.	N/A	N/A

(1)	The address of each Trustee and officer is c/o USCF ETF Trust, 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596.
(2)	The Trustees and Officers serve until their successors are duly elected and qualified.
(3)	Messrs. Gerber, Crumbaugh and Ngim are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with the Adviser.

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Description of Standing Board Committees

Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation, and oversight of the Trust’s independent auditors, including the resolution of disagreements regarding financial reporting between Trust management and such independent auditors.

The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Fund’s financial statements and the independent auditors thereof; (iii) oversee or, as appropriate, assist Board oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting, and independent audits; (iv) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence, and performance of the Trust’s independent auditors; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Board has adopted a written charter for the Audit Committee. Each of the Independent Trustees serves on the Trust’s Audit Committee. Mr. Henderson is the chairperson of the Audit Committee. During the fiscal year ended June 30, 2021, the Audit Committee met five (5) times.

Nominating Committee. The Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust, the Adviser, or the Distributor (as the term “interested persons” is defined in the 1940 Act); and (iii) advise the Board on ways to improve its effectiveness. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Prospectus and should be directed to the attention of the USCF ETF Trust Nominating Committee. The following Independent Trustees serve on the Trust’s Nominating Committee: Messrs. Gard, Wilson, and Schwartz. During the fiscal year ended June 30, 2021, the Nominating Committee met zero (0) times.

Individual Trustee Qualifications

The Trust has concluded that the Trustees should serve on the Board because of their collective ability to review and understand information about the Trust and the Fund, to identify and request information that they deem relevant to the performance of their duties, to question management and service providers regarding the operation and administration of the Trust and the Fund, and to exercise their business judgment in a manner that serves the best interest of the Fund’s shareholders.

The Trust has also concluded that the Trustees should serve on the Board based on their individual experiences, qualifications, attributes, and skills. In concluding that Thomas E. Gard should serve as a Trustee, the Board considered his extensive accounting background, including the fact that he served as the partner-in-charge of Armanino LLP’s audit department for over 10 years. In concluding that Jeremy Henderson should serve as a Trustee, the Board considered his extensive business background, including the fact that he served as a managing director at Societe Generale for 16 years. In concluding that John D. Schwartz should serve as Trustee, the Board considered his extensive business background and the number of years for which he has served in a senior executive position. In concluding that H. Abram Wilson should serve as Trustee, the Board considered his past experience as a banker and federal funds trader and his role in serving on San Ramon’s finance committee. In concluding that Nicholas D. Gerber should serve as a Trustee, the Board considered his broad business experiences in the industry including: forming and managing investment companies and commodity pools, raising capital for such entities, and founding and managing non-finance related companies. In concluding that Stuart P. Crumbaugh should serve as a Trustee, the Board considered his background in accounting and finance, as well as his experience as an Independent Trustee of the Trust. In concluding that Andrew F Ngim should serve as a Trustee, the Board considered his background as a portfolio manager for the Ameristock Mutual Fund, as well as his experience with United States Commodity Funds LLC.

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Trustees’ Ownership of Fund Shares

The Fund is newly formed and did not have any shares outstanding as of the date of this SAI. The following table sets forth the dollar range of shares beneficially owned by each Trustee as of December 31, 2020:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Thomas E. Gard	N/A	None
Jeremy Henderson	N/A	None
John D. Schwartz	N/A	None
H. Abram Wilson	N/A	None
Interested Trustees
Nicholas D. Gerber	N/A	None
Andrew F Ngim	N/A	None
Stuart P. Crumbaugh	N/A	None

Board Compensation

Currently, each Independent Trustee receives an annual retainer of $5,000. For each regularly scheduled quarterly Board Meeting, each Independent Trustee receives $2,500. For each special Board Meeting, each Independent Trustee receives $500. The Chair of the Audit Committee receives an annual retainer of $500 at the beginning of the Trust’s fiscal year on July 1. In addition, the Independent Trustees are reimbursed for all reasonable travel expenses relating to their attendance at the Board Meetings.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended June 30, 2021. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex Paid to Trustees
Independent Trustees
Thomas E. Gard	$19,000	$19,000
Jeremy Henderson	$19,000	$19,000
John D. Schwartz	$19,000	$19,000
H. Abram Wilson	$19,000	$19,000
Interested Trustees
Nicholas D. Gerber	$0	$0
Stuart P. Crumbaugh	$0	$0
Andrew F Ngim	$0	$0

Code of Ethics

The Trust, the Adviser, the Sub-Adviser, and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING POLICES

The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Adviser. The Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, a summary of which is included in Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting records.

The Trust is required to disclose annually the Fund’s complete proxy voting records on Form N-PX during the most recent 12-month period ended June 30 and file it with the SEC no later than August 31 of each year. The Fund’s Form N-PX filing will be available at no charge upon request by calling 1-866-909-9473. It will also be available on the SEC’s website at www.sec.gov.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund is newly formed and did not have any shares outstanding as of the date of this SAI.

PORTFOLIO TURNOVER

Changes may be made in the Fund’s portfolio consistent with the investment objective and corresponding investment policies of the Fund when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio holdings for the fiscal year by (2) the monthly average of the value of portfolio holdings owned during the fiscal year. A 100% turnover rate would occur if all the holdings in the Fund’s portfolio holdings, with the exception of holdings whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

The Fund has not commenced operations as of the date of this SAI, so it does not have portfolio turnover rates to report.

MANAGEMENT SERVICES

The following information supplements and should be read in conjunction with the section of the Prospectus entitled “Management.”

Adviser

The Adviser serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Trust pursuant to the investment advisory agreement between the Trust and the Adviser (the “Advisory Agreement”).

Under the Advisory Agreement, the Adviser, subject to the supervision of the Board, provides an investment program for the Fund. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund. The Adviser is responsible for the retention of sub-advisers to manage the investment of the Fund’s assets in conformity with their respective investment policies if the Adviser does not provide these services directly. The Adviser also arranges for the provision of distribution, transfer agency, custody, administration, and all other services necessary for the Fund to operate.

In addition to providing advisory services, the Adviser also: (i) supervises all non-advisory operations of the Fund; (ii) provides personnel to perform such executive, administrative, and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranges for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of the Trust’s registration statement, and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Fund’s records; and (v) provides office space and all necessary office equipment and services.

The Advisory Agreement will continue in effect from year to year with respect to the Fund provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the Independent Trustees of the Board, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement will terminate automatically if “assigned” (as defined in the 1940 Act). The Advisory Agreement is also terminable at any time without penalty by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Trust.

Sub-Adviser

The Sub-Adviser (along with the Adviser and subject to the Adviser’s oversight) supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investments. The Sub-Adviser serves as the sub-adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”).

The Sub-Advisory Agreement provides for an initial two-year term after the date the Fund commenced operations. The Sub-Advisory Agreement will continue in effect with respect to the Fund from year to year thereafter, provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Board, and (ii) the vote of a majority of the Independent Trustees of the Board, cast in person at a meeting called for the purpose of voting on such approval.

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The Sub-Advisory Agreement will terminate automatically if “assigned” (as defined in the 1940 Act). The Sub-Advisory Agreement is also terminable at any time without penalty by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Sub-Adviser or by the Sub-Adviser on 60 days’ written notice to the Trust.

Advisory and Sub-Advisory Fees

The Fund is newly formed and has not paid any advisory fees as of the date of this SAI. Pursuant to the Investment Advisory Agreement, the Fund will pay the Adviser an annual unitary management fee based upon the Fund’s average daily net assets at the rate of 0.45%. In connection with the annual unitary management fee, the Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel.

As compensation for the services that it provides Fund, the Sub-Adviser receives a sub-advisory fee of 0.15% of the Fund’s average daily net assets, which is calculated daily and paid monthly by the Adviser out of its annual unitary management fee.

Portfolio Managers

The persons primarily responsible for the day-to-day management of the Fund are Geetesh Bhardwaj and Jake DeSantis.

The following table provides information about the other accounts for which Messrs. Bhardwaj and DeSantis are primarily responsible. The reporting information is provided as of June 30, 2021:

	Geetesh Bhardwaj	Jake DeSantis
Registered Investment Companies
Number of Accounts	0	0
Total Assets (in millions)	$0	0
Number of Accounts Subject to a Performance Fee	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	0
Other Pooled Investment Vehicles
Number of Accounts	3	3
Total Assets (in millions)	$559	559
Number of Accounts Subject to a Performance Fee	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	0
Other Accounts
Number of Accounts	2	2
Total Assets (in millions)	$176	176
Number of Accounts Subject to Performance	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	0

Material Conflicts of Interest – The Sub-Adviser

Because the Sub-Adviser manages multiple portfolios or accounts for multiple clients, the potential for conflicts of interest exists. The Sub-Adviser will devote so much of its time and effort to the affairs of the Fund as may, in its judgment, be necessary to accomplish the purposes of the Fund, and may conduct any other business, including any business within the securities industry, whether or not such business is in competition with the Fund. The Sub-Adviser may manage portfolios or accounts having substantially the same investment style as the Fund. However, the portfolios managed by the Sub-Adviser may not have portfolio compositions identical to those of the Fund due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The Sub-Adviser may purchase or sell short securities for one portfolio and not another portfolio, and the performance of securities purchased or sold short for one portfolio or account may vary from the performance of securities purchased or sold short for other portfolios or accounts. The Sub-Adviser may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the Sub-Adviser may purchase a security in one portfolio or account while appropriately selling that same security in another portfolio or account. To the extent a particular investment is suitable for both the Fund and other clients of the Sub-Adviser, such investments will be allocated between the Fund and the other clients pro rata based on assets under management or in some other manner that the Sub-Adviser determines is fair and equitable under the circumstances to all clients, including the Fund. From the standpoint of the Fund,

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simultaneous identical portfolio transactions for the Fund and the other clients may tend to decrease the prices received, and increase the prices required to be paid, by the Fund for its portfolio sales and purchases. In addition, some of these portfolios or accounts have fee structures that are, or have the potential to be, higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts.

Compensation – the Sub-Adviser

The Sub-Adviser compensates its non-partner level portfolio management personnel through cash remuneration. The cash portion consists of market-based base salary and a year-end discretionary bonus. Base salary is determined by the employee’s experience and performance in the role. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. The discretionary cash component is driven by both individual performance and the performance of the firm overall, as measured by assets under management, revenues, and profitability. Partner-level portfolio management personnel receive a base salary and an allocated portion of the annual profits of the Sub-Adviser.

Ownership of Securities

The portfolio managers do not own shares of the Fund.

OTHER SERVICE PROVIDERS

Administrator, Custodian, and Transfer Agent

Under the Fund Administration and Accounting Agreement (the “Administration Agreement”), The Bank of New York Mellon (‘BNY Mellon”) serves as Administrator for the Fund. BNY Mellon’s principal address is 240 Greenwich Street, New York, New York 10286. Under the Administration Agreement, BNY Mellon provides necessary valuation and computation accounting services, financial reporting services, tax services, fund administration services, and regulatory administration services for the Trust and the Fund.

BNY Mellon assists with the overall administration of the Trust and the Fund, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund.

BNY Mellon serves as custodian of the Fund’s assets. BNY Mellon has agreed to (1) make receipts and disbursements of money on behalf of the Fund; (2) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments; and (3) make periodic reports to the Fund concerning the Fund’s operations. BNY Mellon does not exercise any supervisory function over the purchase and sale of securities.

BNY Mellon serves as transfer agent and dividend paying agent for the Fund. BNY Mellon has agreed, among other duties, to (1) issue and redeem shares of the Fund; (2) make dividend and other distributions to shareholders of the Fund; (3) maintain shareholder accounts; (4) maintain certain books and records relating to, among other things, the issuance and redemption of fund shares, dividend records, and year- end tax statements and forms; and (5) make periodic reports to the Fund.

As compensation for the foregoing services, BNY Mellon receives certain out of pocket costs, transaction fees, and asset based fees, which are accrued daily and paid monthly by the Trust.

The following table sets forth the compensation received by (i) BBH Brown Brother & Harriman & Co. for its roles as administrator, custodian, transfer agent, and securities lending agent during the fiscal years ended June 30, 2019 and 2020, and (ii) BNY Mellon for its roles as administrator, custodian, and transfer agent during the fiscal years ended June 30, 2020 and 2021.

Fiscal Year	Total Compensation Received
2019	$234,015
2020	$319,925	[1]
2020	$46,799	[2]
2021	$175,775

1 For fiscal year ended June 30, 2020, this figure represents the Administrator fee compensation received by Brown Brothers Harriman & Co. for serving as the Fund’s Administrator until March 31, 2020.

2 For fiscal year ended June 30, 2020, this figure represents the Administrator fee compensation received by BNY Mellon serving as the Fund’s Administrator commencing April 1, 2020.

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Distributor

ALPS Distributors, Inc., the Distributor, is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Baskets, as described in the section of this SAI entitled “Purchase and Redemption of Creation Baskets.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a prospectus to persons purchasing shares in Creation Baskets and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

As compensation for the foregoing services, the Distributor receives certain out of pocket costs, transaction fees, and asset based fees, all of which are paid by the Adviser out of its own assets. The Distributor receives no compensation from the Trust.

The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Independent Registered Public Accounting Firm

Spicer Jeffries LLP (“Spicer Jeffries”), 4601 DTC Boulevard, Suite 700, Denver, CO 80237, serves as independent registered public accounting firm to the Trust and the Fund. Spicer Jeffries performs the annual audit of the financial statements of the Fund; prepares the Fund’s U.S. federal, state, and excise tax returns; and advises the Fund on matters of accounting and U.S. federal and state income taxation.

Legal Counsel

Eversheds Sutherland (US) LLP, 700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980, serves as legal counsel to the Trust and the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Adviser, the Sub-Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions. The Fund may execute brokerage or other agency transactions through registered broker-dealers who receive compensation for their services in conformity with the 1940 Act, the Exchange Act, and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in NASDAQ or over-the-counter securities and securities listed on an exchange) and agency NASDAQ or over-the-counter transactions executed with an electronic communications network or an alternative trading system.

The Fund will give primary consideration to obtaining the most favorable prices and efficient executions of transactions in implementing trading policy. Consistent with this policy, when securities transactions are performed on an exchange, the Fund’s policy will be to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Sub-Adviser believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund from obtaining a high quality of brokerage services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser will rely upon their experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations will be necessarily subjective and imprecise, as in most cases an exact dollar figure appropriate for those services is not ascertainable.

The Adviser and the Sub-Adviser do not consider sales of shares by broker-dealers as a factor in the selection of broker-dealers to execute portfolio transactions.

As permitted by Section 28(e) of the 1934 Act, the Sub-Adviser may cause the Fund to pay a broker-dealer a commission for effecting a securities transaction for the Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Sub-Adviser makes a good faith determination that the broker’s commission paid by the Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Sub-Adviser’s overall responsibilities to the Fund and its other

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investment advisory clients. The practice of using a portion of the Fund’s commission dollars to pay for brokerage and research services provided to the Sub-Adviser is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Research products and services may include, but are not limited to, general economic, political, business, and market information and reviews; industry and company information and reviews; evaluations of securities and recommendations as to the purchase and sale of securities; financial data on a company or companies; performance and risk measuring services and analysis; stock price quotation services; computerized historical financial databases and related software; credit rating services; analysis of corporate responsibility issues; brokerage analysts’ earnings estimates; computerized links to current market data; software dedicated to research; and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics, and governmental representatives. Brokerage products and services assist in the execution, clearance, and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Sub-Adviser from its own funds, and not by portfolio commissions paid by the Fund.

Research products and services provided to the Sub-Adviser by broker-dealers that effect securities transactions for the Fund may be used by the Sub-Adviser in servicing all of its accounts. Accordingly, not all of these services may be used by the Sub-Adviser in connection with the Fund. Some of these products and services are also available to the Sub-Adviser for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the advisory fees paid to the Sub-Adviser for services provided to the Fund.

The Sub-Adviser’s expenses would likely increase if the Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

DISCLOSURE OF PORTFOLIO HOLDINGS

Portfolio Disclosure Policy

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees, and agents of the Trust, including the Adviser and the Sub-Adviser. The Policy is designed to ensure that the disclosure of information about the Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Fund.

As the Fund is an ETF, information about the Fund’s portfolio holdings is made available on a daily basis, all in accordance with any applicable law, exemptive or no-action relief from the SEC, or rules of the Listing Exchange. Such information typically reflects all or a portion of the Fund’s anticipated portfolio holdings as of the next Business Day (as defined below). This information is used in connection with the Creation Basket and Redemption Basket process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation (the “NSCC”), and/or third party service providers.

The Fund will disclose on the Fund’s website (www.uscfinvestments.com) prior to the commencement of trading on each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on the Business Day. Online disclosure of such holdings is publicly available at no charge.

Daily access to the Fund’s portfolio holdings is permitted to personnel of the Adviser, the Distributor, the Administrator, and the Trust’s other agents and service providers who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings.

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The Fund discloses its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within sixty (60) days of the end of the quarter, and provides that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose the Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Board reviews the implementation of the Policy on a periodic basis.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and a registered investment company. The Trust was organized on November 8, 2013, and has authorized capital of an unlimited number of shares of beneficial interest of no par value, which may be issued in more than one class or series.

Under Delaware law, the Trust is not required to hold an annual shareholder meeting if the 1940 Act does not require such a meeting. Generally, annual meetings of Trust shareholders will not be held. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of the Trust’s shareholders for the purpose of voting upon the removal of a Trustee, in which case the Trust will assist in communications among Trust shareholders. Shareholders holding two-thirds of the outstanding shares of the Trust may remove a Trustee from office by votes cast at a meeting of Trust shareholders or by written consent.

All shares of the Trust are freely transferable; provided, however, that shares may not be redeemed individually, but only in Redemption Baskets. The shares will not have preemptive rights or cumulative voting rights, and none of the shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that only shares of a particular series may be entitled to vote on a matter affecting that series. Trust shareholders are entitled to require the Trust to redeem Redemption Baskets if such shareholders are Authorized Participants (or “APs”). The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of shares constituting a Redemption Basket or to specify that shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the Fund.

The Trust’s Declaration of Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification by the Trust for all loss and expense of the Fund’s shareholders held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations, and this risk should be considered remote. If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

The Depository Trust Company (“DTC”) acts as securities depository for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, LLC (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

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Beneficial ownership of shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows: Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through its website at: www.dtcc.com.

PURCHASE AND REDEMPTION OF CREATION AND REDEMPTION BASKETS

Creation

The Trust issues and sells shares of the Fund only in Creation Baskets on a continuous basis through the Distributor at the NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day; Martin Luther King, Jr. Day; President’s Day (Washington’s Birthday); Good Friday; Memorial Day (observed); Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. A Business Day closes at the time as of which the Fund calculates its NAV.

Deposit Cash. Creation Baskets of the Fund are issued for cash, calculated based on the NAV per Share multiplied by the number of Shares representing a Creation Basket (“Deposit Cash”), plus a transaction fee, as discussed below.

Fund Deposit. The Fund generally accepts only cash for the purchase of a Creation Basket. However, the Fund reserves the right to permit or require Creation Baskets to be issued in-kind, in certain circumstances, although it does not currently expect to do so. If the Fund permits an in- kind transaction, the consideration for purchase of a Creation Basket of shares consists of Deposit Securities constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and an amount of cash (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Basket of the Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Basket) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Basket exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Basket is less than the market

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value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from the Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Basket and the market value of the Deposit Securities.

BNY Mellon, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time), either the Deposit Cash amount or the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Deposit Cash amount or Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Baskets of the Fund until such time as the next-announced Fund Deposit amount or composition of the Deposit Securities is made available.

Procedures for Creation of Creation Baskets. To be eligible to place orders for a Creation Basket of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Baskets and Redemption Baskets (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders must be placed for one or more Creation Basket-sized aggregations of shares (25,000 in the case of the Fund). All orders for Creation Baskets, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than 10:30 a.m. Eastern Time on a Business Day (the “Cut-off Time’) in order for the creation of Creation Baskets to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order for Creation Baskets (or an order to redeem Redemption Baskets as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation and Redemption Orders Using Clearing Process” and “Placement of Creation and Redemption Orders Outside Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders for Creation Baskets or Redemption Baskets of the Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Baskets or redeem Redemption Baskets of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Baskets or Redemption Baskets through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Cut-off Time on the Transmittal Date.

Orders for creation or redemption that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Cash or Deposit Securities and Cash Component.

Placement of Creation Orders and Redemption Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Baskets and Redemption Baskets through the Continuous Net Settlement System of the NSCC. Fund Deposits or Deposit Cash, as applicable, made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Fund’s transfer agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order or redemption order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Cash (or the Deposit Securities and the Cash Component, if applicable) to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Baskets or redeem Redemption Baskets through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Cut-off Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

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Acceptance of Orders for Creation Baskets. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor with respect to the Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Listing Exchange for that date by BNY Mellon, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor, and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify a prospective purchaser of a Creation Basket and/or the Authorized Participant acting on behalf of the creator of a Creation Basket of its rejection of the order of such person. The Trust, BNY Mellon, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits or Deposit Cash nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a creation transaction fee of $350.

The Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Basket may be charged a fee for such services.

Redemption

For the Fund, shares may be redeemed only in Redemption Baskets at their NAV next determined after receipt of a redemption request in proper form by the Distributor and the Fund through BNY Mellon and only on a Business Day. The Trust will not redeem shares in amounts less than Redemption Basket-sized aggregations. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Redemption Basket in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Redemption Basket. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Redemption Basket.

The Fund will generally provide cash in exchange for a Redemption Basket. If the Fund elects to offer or required in kind redemptions, BNY Mellon, through the NSCC, will make available immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the designated portfolio of securities (“Fund Securities”) per each Redemption Basket that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to creations of Creation Baskets.

In times when in kind redemptions are provided, the redemption proceeds for a Redemption Basket generally consist of Fund Securities — as announced by BNY Mellon on the Business Day of the request for redemption received in proper form — plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee.” In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Placement of Redemption Orders Using Clearing Process. For the Fund, orders to redeem Redemption Baskets through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Redemption Baskets using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by BNY Mellon not later than the Cut-off Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed, such order will be effected based on the NAV of the Fund as next determined. An order to redeem Redemption Baskets using the Clearing Process made in proper form but received by the Fund after the Cut-off Time on the Transmittal Date will be deemed received on the next Business Day immediately

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following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite cash amount or the Fund Securities and the Cash Redemption Amount, as applicable, will be transferred by the second (2nd) NSCC Business Day following the date on which such request for redemption is deemed received.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a redemption transaction fee of $350 assessed per transaction.

The Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Redemption Basket may be charged a fee for such services.

CONTINUOUS OFFERING

The method by which Creation Baskets are created and traded may raise certain issues under applicable securities laws. Because new Creation Baskets are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Baskets after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are effecting transactions in shares of the Fund, whether or not participating in the distribution of such shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to an ordinary secondary market transaction), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied if the Fund’s prospectus is made available upon request at the national securities exchange on which the shares of such fund trade. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to other transactions.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value.”

For the Fund, the NAV per share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined as of the close of the regular trading session on the Listing Exchange (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In computing the Fund’s NAV, the Fund’s portfolio securities are valued based on market quotations. When market quotations are not readily available for a portfolio security, the Fund must use such security’s fair value as determined in good faith in accordance with the Trust’s Fair Value Pricing Procedures, which are approved by the Board.

The value of the Fund’s portfolio securities is based on such securities’ closing price on local markets when available. If a portfolio security’s market price is not readily available or does not otherwise accurately reflect the fair value of such security, the portfolio security will be valued by another method that the Adviser believes will better reflect fair value in

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accordance with the Trust’s valuation policies and procedures approved by the Board. The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of the Fund’s portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security is materially different than the value that could be realized upon the sale of such security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

DIVIDENDS AND DISTRIBUTIONS

General Policies

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends and Distributions.”

Dividends from net investment income are declared and paid at least annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of Fund shares. It is based upon the Code, the Treasury regulations promulgated thereunder, judicial authorities, and administrative rulings, published guidance and practices as in effect as of the date of this SAI, all of which are subject to change (possibly with retroactive effect), including the following information which also supplements and should be read in conjunction with the section in the Prospectus entitled “Tax Information.”

This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects affecting the Trust or Fund shareholders and does not purport to deal with the U.S. federal income tax consequences that may be important to particular shareholders in light of their individual investment circumstances or to some types of shareholders subject to special tax rules, such as financial institutions; broker dealers; insurance companies; tax-exempt organizations; partnerships; other pass-through entities; persons holding shares in connection with a hedging, straddle, conversion, or other integrated transaction; non-U.S. shareholders (as defined below) engaged in a trade or business in the United States and who hold shares in connection with such business (determined under applicable U.S. federal income tax laws); or persons who have ceased to be U.S. citizens or to be taxed as resident aliens or individual non-U.S. shareholders present in the United States for 183 days or more during a taxable year. This discussion also does not address any aspects of U.S. estate or gift tax or foreign, state, or local tax considerations. This discussion assumes that shareholders hold their shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No ruling has been or will be sought from the IRS regarding any matter discussed herein.

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For purposes of this discussion, a “U.S. Shareholder” generally is a beneficial owner of Fund shares who is for U.S. federal income tax purposes:

•	An individual who is a citizen or resident of the United States;

•	A corporation, or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	A trust if either (i) a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all its substantial decisions, or (ii) the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “Non-U.S. Shareholder” generally is a beneficial owner of Fund shares who is neither a U.S. Shareholder nor an entity or arrangement classified as a partnership for U.S. federal income tax purposes. Non-U.S. Shareholders that hold Fund shares as part of a U.S. trade or business should consult their own tax advisor as to the tax consequences of holding and disposing of Fund shares.

If a partnership or other entity classified as a partnership, for U.S. federal income tax purposes, holds Fund shares, the U.S. federal income tax treatment of the partnership and each partner generally depends on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership (and any partner in such partnership) considering an investment in Fund shares should consult its own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership, and disposition of shares by the partnership.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares will depend on the facts of his, her, or its particular situation. The Trust encourages investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal income and estate and gift, state, local, and foreign tax law; eligibility for the benefits of any applicable tax treaty; and the effect of any possible changes in the tax laws.

Tax Treatment of the Fund

Election to be Taxed as a RIC. The Fund intends to elect to be treated and to qualify thereafter as a RIC under subchapter M of the Code. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to be eligible for tax treatment as a RIC, the Fund must distribute to its shareholders, for each taxable year, at least 90% of the sum of its “investment company taxable income,” which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”) plus its net tax-exempt interest income (which is the excess of gross tax-exempt interest income over certain disallowed deductions), if any.

Taxation as a RIC.

If the Fund:

•	qualifies as a RIC; and

•	satisfies the Annual Distribution Requirement,

then the Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it timely distributes (or is deemed to distribute) to shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to shareholders.

To qualify as a RIC, the Fund must, among other things:

•	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to the business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP,” hereinafter the “90% Gross Income Test;” and

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•	diversify its holdings so that, at the end of each quarter of each taxable year:

o	at least 50% of the value of total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs, and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of total assets and not more than 10% of the outstanding voting securities of such issuer, and

o	not more than 25% of the value of total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs, or the “Diversification Tests.”

The Fund intends to distribute annually all or substantially all of such income. The Fund may choose to retain net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax.

U.S. Federal Excise Tax. The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year an amount equal to at least the sum of 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gain net income for the twelve months ended October 31 of such year, and (iii) any previously recognized as undistributed ordinary income or capital gain net income on which the Fund did not pay corporate-level U.S. federal income tax. The Fund intends to make distributions necessary to avoid the 4% U.S. federal excise tax.

Failure to Maintain RIC Status. If the Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to regular corporate-level U.S. federal income tax for that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions will be taxable to the Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits and possibly eligible for (i) in the case of a non-corporate Fund shareholder, treatment as a qualifying dividend (as discussed below) taxable at the same maximum tax rates applicable to long-term capital gains or (ii) in the case of a corporate Fund shareholder, a dividends-received deduction.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain. If the Fund fails to qualify as a RIC for a period greater than two taxable years, then in order to qualify as a RIC in a subsequent year, the Fund may be subject to regular corporate tax on any net built-in gains with respect to certain Fund assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) that the Fund elects to recognize on requalification or when recognized over the next five years.

Recognition of Income Prior to Receiving Cash. With respect to some or all of its investments, the Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if the Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include as interest income a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Foreign Investments and Taxes. Investment income and gains received by the Fund from foreign investments may be subject to foreign withholding and other taxes, which could decrease the Fund’s return on those investments. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. If more than 50% of the Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or

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deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Tax Information about Investments in Commodities and the Subsidiary

Income from commodities is generally not qualifying income for purposes of the RIC source-of-income requirements. Consistent with this general statement, the IRS issued a revenue ruling indicating that certain direct investments in commodity-linked derivatives would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to issuing that ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked notes and other commodity-linked derivatives qualifying as securities and certain investments in foreign subsidiaries holding commodity-linked derivatives would produce qualifying income for this purpose.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation, or “CFC,” it may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Shareholder of a CFC regardless of whether the shareholder has made a “qualified electing fund” election with respect to such CFC (as discussed below). In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or 10% or more of the total value of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, it will be required to include such distribution in its investment company taxable income regardless of whether it receives any actual distributions from such CFC, and it must distribute such income to satisfy the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a CFC, and that the Fund will be required to include the income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The Code provides that the income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. Recently, the IRS and the U.S. Treasury Department issued final regulations consistent with the private rulings discussed above in which it was concluded that even if the CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as such income was derived with respect to a RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could be applied to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy or cause the Fund to fail to qualify as a RIC.

In addition, to maintain its qualification as a RIC, the Fund intends to limit its investment in the Subsidiary so that it does not constitute more than 25% of its total assets as of the end of any quarter. The Fund also intends to limit its investments in other commodity-linked derivatives in an effort to maintain its qualification as a RIC.

PFIC Investments. The Fund may purchase shares in a foreign corporation treated as a “passive foreign investment company” (a “PFIC”) for U.S. federal income tax purposes. As a result, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. This additional tax and interest may apply even if the Fund makes a distribution in an amount equal to any “excess distribution” or gain from the disposition of such shares as a taxable dividend by it to its shareholders.

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In lieu of the increased income tax and deferred tax interest charges on excess distributions on and dispositions of a PFIC’s shares, the Fund can elect to treat the underlying PFIC as a “qualified electing fund,” provided that the PFIC agrees to provide the Fund with adequate information regarding its annual results and other aspects of its operations. With a “qualified electing fund” election in place, the Fund must include in its income each year its share (whether distributed or not) of the ordinary earnings and net capital gain of a PFIC.

In the alternative, the Fund can elect, under certain conditions, to mark-to-market at the end of each taxable year its PFIC shares. The Fund would recognize as ordinary income any increase in the value of the PFIC shares and as an ordinary loss (up to any prior income resulting from the mark-to-market election) any decrease in the value of the PFIC shares.

With a “mark-to-market” or “qualified electing fund” election in place on a PFIC, the Fund might be required to recognize in a year income in excess of its actual distributions on and proceeds from dispositions of the PFIC’s shares. Any such income would be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% U.S. federal excise tax (described above).

Income inclusions from a qualified electing fund will be “good income” for purposes of the 90% Gross Income Test provided that they are derived in connection with the Fund’s business of investing in stocks and securities or the qualified electing fund distributes such income to the Fund in the same taxable year to which the income is included in the Fund’s income.

Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses, or other items denominated in a foreign currency and the time the Fund actually collects or pays such items are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Special or Uncertain Tax Consequences. The Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions (such as the “wash sale” rules), causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur or altering the characterization of certain complex financial transactions. The Fund will monitor its investment activities for any adverse effects that may result from these special tax rules.

The Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the treatment of swaps and other derivatives and income from foreign currency transactions is unclear for purposes of determining the Fund’s status as a RIC. If a final determination on the tax treatment of the Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio, or take other action in order to comply with the final determination.

Tax Treatment of U.S. Shareholders

Fund Distributions. In general, Fund distributions are subject to U.S. federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Fund shares. However, any Fund distribution declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by the Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of the Fund’s investment company taxable income (i.e., net investment income and net short-term capital gains) are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses properly reported by the Fund as “capital gain dividends” are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of the Fund shareholder’s holding period in the Fund’s shares.

“Qualified dividend income” received by an individual is taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the

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181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

In general, dividends of net investment income received by corporate shareholders of the Fund may qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Distributions in excess of earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

Any distributions reinvested in additional shares will nevertheless remain taxable to the U.S. shareholder. The U.S. shareholder will have an adjusted tax basis in the additional shares equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are acquired by the U.S. shareholder.

The Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Fund pays income tax on the retained long-term capital gain, and the Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, the Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the adjusted tax basis of the Fund shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit.

Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 20%. In addition, Fund distributions of qualifying dividend income to non-corporate Fund shareholders may qualify for taxation at long-term capital gain rates.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Investors considering buying Fund shares just prior to a distribution should be aware that, although the price of the Fund shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales of Fund Shares. A U.S. shareholder generally will recognize gain or loss on the sale, exchange or other taxable disposition of Fund shares in an amount equal to the difference between the amount realized on the disposition of the shares and the U.S. shareholder’s adjusted tax basis in the shares. Generally, gain recognized by a U.S. shareholder on the disposition of Fund shares will result in capital gain or loss to a U.S. shareholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale, or otherwise as short-term capital gain or loss. Any loss recognized by a U.S. shareholder upon the disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. shareholder. A loss recognized by a U.S. shareholder on a disposition of Fund shares will

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be disallowed as a deduction if the U.S. shareholder acquires additional Fund shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In this case, the tax basis of the shares acquired will be adjusted to reflect the disallowed loss.

Creation Basket Issues and Redemptions. With respect to in kind transactions, on an issue of shares as part of a Creation Basket, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Fund shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate adjusted tax basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). With respect to in kind transactions, on a redemption of a Redemption Basket, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s adjusted tax basis in the redeemed Fund shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on an issue or redemption of Creation Baskets cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Fund shares (as components of a Creation Basket) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Fund shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

Foreign Tax Credits. The Fund may be subject to foreign income taxes and may be able to elect to pass-along such credit to its shareholders. If this election is available and the Fund elects such treatment, the amount of such credit will be treated as an additional distribution by the Fund and, subject to various limitations of the Code, its shareholders will be entitled to claim a foreign tax credit to offset their tax liability. Please consult your tax advisor regarding whether you will be able to use such credit against your tax liability.

Medicare Tax. In addition, if applicable to a shareholder, a 3.8% Medicare tax will be imposed on net investment income. Please consult your tax advisor regarding this tax.

Back-Up Withholding. The Fund may be required to report certain information on the Fund shareholder to the IRS and withhold U.S. federal income tax (“backup withholding”) from all distributions and redemption proceeds payable to the Fund shareholder if the Fund shareholder fails to provide the Fund with a correct taxpayer identification number (generally, in the case of a U.S. individual, a social security number), if the Fund shareholder fails to certify that it is not subject to backup withholding, or a completed exemption certificate (e.g., an IRS Form W-8BEN or IRS Form W-8BEN-E in the case of a foreign Fund shareholder) or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against the Fund shareholder’s U.S. federal income tax liability.

Tax Shelter Reporting Regulations. If the Fund shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual Fund shareholder or $10 million or more for a corporate shareholder in a single taxable year (or a greater loss over a combination of years), the Fund shareholder must file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules.

Special Issues for Non-U.S. Shareholders

In general. Non-U.S. Shareholders who do not hold Fund shares as part of a U.S. trade or business generally are not subject to U.S. federal income tax on distributions from the Fund. However, the Fund’s ordinary income dividends (including distributions of net short-term capital gains) will be subject to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty) unless an exception applies. Subject to the discussion of FATCA, defined below, no withholding is generally required with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent the Fund properly reports such distributions as “interest-related dividends” or “short-term capital gain dividends” and certain other requirements were satisfied. The Fund anticipates that a portion of distributions will be eligible for this exception from withholding; however, the Fund cannot determine what portion of distributions (if any) will be eligible for this exception until after the end of their taxable year. No certainty can be provided that any distributions will be reported as eligible for this exception.

Under current law, a Non-U.S. Shareholder who does not hold Fund shares as part of U.S. trade or business generally is not subject to U.S. federal income tax on gain realized on a sale or exchange of Fund shares unless (i) in the case of an individual Non-U.S. Shareholder, such shareholder is physically present in the United States for at least 183 days during the taxable

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year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the Non-U.S. Shareholder held such Fund shares and the five-year period ending on the date of the disposition of those shares, the Fund was a “U.S. real property holding corporation” (as defined below) and the Non-U.S. Shareholder actually or constructively held more than 5% of the Fund shares of the same class. The Trust does not anticipate that the Fund will be a U.S. real property holding corporation. In the case of a disposition described in clause (ii) of the preceding sentence, the gain would be taxed in the same manner as for a domestic Fund shareholder and in certain cases will be collected through withholding at the source in an amount equal to 15% of the sales proceeds.

Unless treated as a “domestically-controlled” RIC, the Fund will be a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests (which includes shares of U.S. real property holding corporations and certain participating debt securities) equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. A “domestically controlled” RIC is any RIC in which at all times during the relevant testing period less than 50% in value of the RIC’s stock was owned by non-U.S. persons.

In general, if the Fund is a “U.S. real property holding corporation,” (determined without the exception for “domestically-controlled” RICs and publicly-traded RICs) distributions by the Fund attributable to gains from “U.S. real property interests” (including gain on the sale of shares in certain “non-domestically controlled” REITs and certain capital gain dividends from REITs) will be treated as income effectively connected to a trade or business within the United States, subject generally to tax at the same rates applicable to domestic Fund shareholders and, in the case of a corporate Non-U.S. Shareholder, a “branch profits” tax at a rate of 30% (or other applicable lower rate). Such distributions will be subject to U.S. withholding tax and will generally give rise to an obligation on the part of the Non-U.S. Shareholder to file a U.S. federal income tax return.

Even if the Fund is treated as a U.S. real property holding company, distributions on and sales of the Fund shares will not be treated as income effectively connected with a U.S. trade or business in the case of a Non-U.S. Shareholder owning (for the applicable period) 5% or less (by class) of the Fund shares. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described rules.

Non-U.S. Shareholders should provide the Fund or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E or an acceptable substitute or successor form and establishes an exemption from backup withholding. To claim a credit or refund for any Fund-level U.S. federal income taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding or to claim a benefit under an applicable tax treaty, a Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and may be required to file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

Non-U.S. Shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a United States trade or business or avoiding withholding tax will be treated as having received such distributions. All shareholders of the Fund should consult their tax advisers regarding the application of these rules.

Foreign Account Tax Compliance Act. Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the IRS to provide such information and are in compliance with the terms of such IGA and any implementing legislation or regulation. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S.- source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of the Fund shareholder and the status of the intermediaries through which they hold their shares, Fund shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, the Fund shareholder might be eligible for refunds or credits of such taxes.

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OTHER INFORMATION

The Fund is not sponsored, endorsed, sold, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objectives. The Listing Exchange has no obligation or liability in connection with the administration, marketing, or trading of the Fund.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of shares by other registered investment companies and companies relying on an exemption from registration as an investment company under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits such otherwise restricted registered investment companies from acquiring shares, beyond the limits, particularly on the amount and value, detailed in Section 12(d)(1) of the 1940 Act.

Shareholder inquiries may be made by writing to the Trust, c/o USCF Advisers LLC, 1850 Mt. Diablo Blvd, Suite 640, Walnut Creek, CA 94596.

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APPENDIX A – Proxy Voting Guidelines of SummerHaven Investment Management, LLC (the (Sub-Adviser”)

I.	STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Sub-Adviser generally retains proxy-voting authority with respect to securities purchased for its Securities Clients. Under such circumstances, the Sub-Adviser votes proxies in the best interest of those Securities Clients and in accordance with these policies and procedures.

II.	USE OF THIRD-PARTY PROXY VOTING SERVICE

The Sub-Adviser has entered into an agreement with Institutional Shareholder Services Inc. (the “Proxy Voting Service”), an independent third party, for the Proxy Voting Service to provide the Sub-Adviser with its research on proxies and to facilitate the electronic voting of proxies.

The Sub-Adviser has instructed the Proxy Voting Service to execute all proxies in accordance with its recommendations unless otherwise instructed by the Sub-Adviser.

The SEC has expressed its view that although the voting of proxies remains the duty of a registered adviser, an adviser may contract with service providers to perform certain functions with respect to proxy voting so long as the adviser is comfortable that (i) the proxy voting service is independent from the issuer companies on which it completes its proxy research, and (ii) the adviser maintains ongoing oversight of delegated proxy voting functions.

In assessing whether a proxy voting service is independent (as defined by the SEC), the SEC counsels investment advisers that they should not follow the recommendations of an independent proxy voting service without first determining, among other things, that in making this determination the proxy voting service (i) has the capacity and competence to adequately analyze proxy issues, and (ii) is in fact independent and can make recommendations in an impartial manner in the best interests of the adviser’s clients.

At a minimum annually, or more frequently as deemed necessary, the Compliance Officer will seek to ensure that a review of the independence and impartiality of the Proxy Voting Service is carried out, including obtaining certification or other information from the Proxy Voting Service to enable the Sub-Adviser to make such an assessment. The Compliance Officer will also monitor any new SEC interpretations regarding the voting of proxies and the use of third-party proxy voting services and revise the Sub-Adviser’s policies and procedures as necessary.

Proxies relating to securities held in Securities Client accounts will be sent directly to the Proxy Voting Service. If a proxy is received by the Sub-Adviser and not sent directly to the Proxy Voting Service, the Compliance Officer will promptly forward it to the Proxy Voting Service. In the event that (i) the Proxy Voting Service is unable to complete/provide its research regarding a security on a timely basis, (ii) the Compliance Officer or the Proxy Voting Service determines that the Proxy Voting Service has a conflict of interest with respect to voting a proxy, or (iii) the Sub-Adviser has made a determination that it is in the best interests of the Securities Clients for the Sub-Adviser to vote a proxy, the Sub-Adviser’s general proxy-voting procedures are required to be followed, as follows. The Compliance Officer will:

1.	Keep a record of each proxy received;

2.	Forward the proxy to the Portfolio Manager responsible for managing the assets of the Securities Clients on behalf of the Sub-Adviser;

3.	Determine which Securities Clients hold the security to which the proxy relates;

4.	Provide the Portfolio Manager with a list of Securities Clients that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Sub-Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place;

5.	Absent material conflicts (see Section V), the Portfolio Manager will determine whether the Sub-Adviser will follow the Proxy Voting Service’s recommendation or vote the proxy directly in accordance with the Sub-Adviser’s voting guidelines. The Portfolio Manager will send his decision on how the Sub-Adviser will vote a proxy to the Proxy Voting Service, or will instruct the Compliance Officer to vote and mail the proxy in a timely and appropriate manner; and

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6.	Perform reconciliations to ensure that all proxies are voted (e.g., reconcile the list of Securities Clients for which the Sub-Adviser has proxy voting obligations against a list of votes cast by the Sub-Adviser or by the Proxy Voting Service for Securities Clients) or that the Sub-Adviser has determined that not voting for a particular Securities Client is appropriate.

III.	VOTING GUIDELINES

To the extent the Sub-Adviser determines to vote a proxy directly (i.e., does not utilize the Proxy Voting Service), the Sub-Adviser will vote such proxy in the best interests of each particular Securities Client, which may result in different voting results for proxies for the same issuer. The Sub-Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its Securities Clients.

•	Generally, the Sub-Adviser will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

•	Generally, the Sub-Adviser will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, the Sub-Adviser shall determine whether a proposal is in the best interests of its Securities Clients and may take into account the following factors, among others:

•	whether the proposal was recommended by management and the Sub-Adviser’s opinion of management;

•	whether the proposal acts to entrench existing management; and

•	whether the proposal fairly compensates management for past and future performance.

IV.	DISCLOSURE

A.	The Sub-Adviser will disclose in its Form ADV Part 2 that Securities Clients may contact the Compliance Officer via e-mail or telephone in order to obtain information on how the Sub-Adviser voted such Securities Client’s proxies, and to request a copy of these policies and procedures. If a Securities Client requests this information, the Compliance Officer will prepare a written response to the Securities Client that lists, with respect to each voted proxy that the Securities Client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how the Sub-Adviser voted the Securities Client’s proxy.

B.	A concise summary of these Proxy Voting Policies and Procedures will be included in the Sub-Adviser’s Form ADV Part 2, and will be updated whenever these policies and procedures are updated.

V.	POTENTIAL CONFLICTS OF INTEREST OF THE SUB-ADVISER

A.	In the event that the Sub-Adviser is directly voting a proxy, the Compliance Officer will examine conflicts that exist between the interests of the Sub-Adviser and its Securities Clients. This examination will include a review of the relationship of the Sub-Adviser, its personnel and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a Securities Client of the Sub-Adviser or an affiliate of the Sub-Adviser or has some other relationship with the Sub-Adviser, its personnel or a Securities Client of the Sub-Adviser.

B.	If, as a result of the Compliance Officer’s examination, a determination is made that a material conflict of interest exists, the Sub-Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the Securities Client. If the proxy involves a matter covered by the voting guidelines and factors described above, the Sub-Adviser will generally vote the proxy in accordance with the voting guidelines. Alternatively, the Sub-Adviser may vote the proxy in accordance with the recommendation of the Proxy Voting Service.

The Sub-Adviser may disclose the conflict to the affected Securities Clients and, except in the case of Securities Clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the Securities Clients the opportunity to vote their proxies themselves. In the case of ERISA Securities Clients, if the Investment Management Agreement reserves to the ERISA Securities Client the authority to vote proxies when the Sub-Adviser determines it has a

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material conflict that affects its best judgment as an ERISA fiduciary, the Sub-Adviser will give the ERISA Securities Client the opportunity to vote the proxies itself. Absent the Securities Client reserving voting rights, the Sub-Adviser will either vote the proxies in accordance with the policies outlined in Section III “Voting Guidelines” above or vote the proxies in accordance with the recommendation of the Proxy Voting Service.

VI.	PROXY RECORDKEEPING

The Compliance Officer will maintain files relating to the Sub-Adviser’s proxy voting procedures in an easily accessible place. (Under the services contract between the Sub-Adviser and its Proxy Voting Service, the Proxy Voting Service will maintain the Sub-Adviser’s proxy-voting records). Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the most recent two years kept in the offices of the Sub-Adviser. Records of the following will be included in the files:

1.	Copies of these proxy voting policies and procedures, and any amendments thereto;

2.	A copy of each proxy statement that the Sub-Adviser receives regarding Securities Client securities (the Sub-Adviser may rely on third parties or EDGAR);

3.	A record of each vote that the Sub-Adviser casts;

4.	A copy of any document the Sub-Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision. (For votes that are inconsistent with the Sub-Adviser’s general proxy voting polices, the reason/rationale for such an inconsistent vote is required to be briefly documented and maintained); and

5.	A copy of each written Securities Client request for information on how the Sub-Adviser voted such Securities Client’s proxies, and a copy of any written response to any (written or oral) Securities Client’s request for information on how the Sub-Adviser voted its proxies.
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PART C

OTHER INFORMATION

USCF ETF Trust

Item 28. Exhibits

(a)	(1)	Amended and Restated Certificate of Trust of USCF ETF Trust(2)

	(2)	Amended and Restated Declaration of Trust of USCF ETF Trust(2)

(b)		Bylaws of USCF ETF Trust(2)

(c)		See Article 4, Article 8, Section 9.3, and Section 10.3 of USCF ETF Trust’s Amended and Restated Declaration of Trust, dated June 16, 2014, filed as Exhibit (a)(2) to Pre-Effective Amendment No. 1 to the Registration Statement filed on June 27, 2014

(d)	(1)	Investment Advisory Agreement by and between USCF ETF Trust and USCF Advisers LLC, dated as of April 10, 2018(4)

	(2)	Investment Advisory Agreement by and between USCF Cayman Commodity 2 and USCF Advisers LLC, dated as of April 18, 2018(4)

	(3)	Sub-Advisory Agreement by and between USCF Advisers LLC and SummerHaven Investment Management, LLC, dated as of May 29, 2020, on behalf of the USCF Cayman Commodity 2(7)

	(4)	Sub-Advisory Agreement by and between USCF Advisers LLC and Miller/Howard Investments, Inc., dated as of February 18, 2021, on behalf of USCF Midstream Energy Income Fund(8)

	(5)	Investment Advisory Agreement by and between USCF Cayman Commodity 4 and USCF Advisers LLC, dated as of June 1, 2021(1)

	(6)	Sub-Advisory Agreement by and between USCF Advisers LLC and SummerHaven Investment Management, LLC, dated as of September 20, 2021, on behalf of USCF Gold Strategy Plus Income Fund(1)

	(7)	Sub-Advisory Agreement by and between USCF Advisers LLC and SummerHaven Investment Management, LLC, dated as of September 20, 2021, on behalf of USCF Cayman Commodity 4(1)

(e)	(1)	Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of April 16, 2018(5)

	(2)	Amendment No. 1 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of April 25, 2018(7)

	(3)	Amendment No. 2 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of October 1, 2018(7)

	(4)	Amendment No. 3 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of December 10, 2018(6)

	(5)	Amendment No. 4 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of May 6, 2020(7)

	(6)	Amendment No. 5 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of February 18, 2021(9)

	(7)	Amendment No. 6 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of May 5, 2021(9)

(f)		Not Applicable

(g)	(1)	Custody Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and USCF Cayman Commodity 2, dated March 26, 2020(7)

	(2)	Amendment to Custody Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series, USCF Cayman Commodity 2 and USCF Cayman Commodity 3, dated February 18, 2021(9)

	(3)	Foreign Custody Manager Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and USCF Cayman Commodity 2, dated March 26, 2020(7)

	(4)	Amendment to Foreign Custody Manager Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series, USCF Cayman Commodity 2 and USCF Cayman Commodity 3, dated February 18, 2021(9)

	(5)	Amendment to Custody Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated June 1, 2021(1)

	(6)	Amendment to Foreign Custody Manager Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated June 1, 2021(1)

(h)	(1)	Services and Licensing Agreement by and between USCF Advisers LLC and SummerHaven Index Management, LLC, dated as of April 20, 2018(4)

	(2)	Fund Administration and Accounting Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and USCF Cayman Commodity 2, dated March 26, 2020(7)

	(3)	Amendment to Fund Administration and Accounting Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series, USCF Cayman Commodity 2 and USCF Cayman Commodity 3, dated February 18, 2021(9)

	(4)	Transfer Agency and Service Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series, dated March 26, 2020(7)

	(5)	Amendment to Transfer Agency and Service Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series, dated February 18, 2021(9)

	(6)	Management Fee Waiver Letter Agreement by and between USCF Advisers LLC and USCF ETF Trust, dated as of September 20, 2021, on behalf of the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund(9)

	(7)	Amendment to Fund Administration and Accounting Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated June 1, 2021(1)

	(8)	Amendment to Transfer Agency and Service Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series, dated June 1, 2021(1)

(i)	(1)	Opinion of Legal Counsel(2)

	(2)	Consent of Eversheds Sutherland (US) LLP(1)

(j)		Consent of Independent Registered Public Accounting Firm(1)

(k)		Not Applicable

(l)		Form of Initial Capital Agreement(2)

(m)		Not Applicable

(n)		Not Applicable

(o)		Reserved

(p)	(1)	Code of Ethics of USCF ETF Trust and USCF Advisers LLC(2)

	(2)	Code of Ethics of ALPS Distributors, Inc.(2)

	(3)	Code of Ethics of Miller/Howard Investments, Inc. (8)

	(4)	Code of Ethics of SummerHaven Investment Management, LLC(8)

(q)	(1)	Power of Attorney(3)

(1) Filed herewith.

(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on June 27, 2014.

(3) Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement filed on October 21, 2016.

(4) Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registration Statement filed on April 24, 2018.

(5) Incorporated herein by reference to Post-Effective Amendment No. 54 to the Registration Statement filed on October 29, 2018.

(6) Incorporated herein by reference to Post-Effective Amendment No. 69 to the Registration Statement filed on October 28, 2019.

(7) Incorporated herein by reference to Post-effective Amendment No. 93 to the Registration Statement filed on October 27, 2020.

(8) Incorporated herein by reference to Post-Effective Amendment No. 105 to the Registration Statement filed on March 17, 2021.

(9) Incorporated herein by reference to Post-Effective Amendment No. 117 to the Registraiton Statement filed on October 26, 2021.

Item 29. Persons Controlled By or Under Common Control with Registrant

The Registrant wholly-owns and controls USCF Cayman Commodity 2. Reference is made to the captions “Principal Investment Strategies of the Fund” and “Management of the Subsidiary” in the Prospectus for the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund included in this Registration Statement.

Item 30. Indemnification

Reference is made to Article 9 of the Registrant’s Amended and Restated Declaration of Trust, which is incorporated herein by reference. The general effect of the indemnification available to an officer or trustee may be to reduce the circumstances under which the officer or trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or trustee.

The Registrant (also referred to as the “Trust” or “USCF ETF Trust”) is organized as a Delaware statutory trust and is operated pursuant to an Amended and Restated Declaration of Trust that permits the Registrant to indemnify every person who is, or has been, a trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”). Each Covered Person is indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been such a director, trustee, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification is provided to a Covered Person:

(a) For any liability to the Trust or its shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office;

(b) With respect to any matter as to which the Covered Person has been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

(c) In the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) above) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or position by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5 of the Amended and Restated Declaration of Trust) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

The rights of indemnification under the Amended and Restated Declaration of Trust may be insured against by policies maintained by the Trust are severable; will not affect any other rights to which any Covered Person is entitled; will continue as to a person who has ceased to be a Covered Person; and will inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Amended and Restated Declaration of Trust will affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Amended and Restated Declaration of Trust will be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Amended and Restated Declaration of Trust, provided that either:

(a) Such undertaking is secured by a surety bond or some other appropriate security or the Trust is insured against losses arising out of any such advances; or

(b) A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion determines, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Amended and Restated Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Adviser

Reference is made to the caption “Management” in the Prospectuses included in this Registration Statement.

USCF Advisers LLC

USCF Advisers LLC is located at 1850 Mt. Diablo Blvd., Suite 640 Walnut Creek, CA 94596. The information as to the directors and officers of USCF Advisers LLC is set forth in USCF Advisers LLC’s Form ADV filed with the SEC (Reference No. 801-79985), as amended through the date hereof, and is incorporated herein by reference.

SummerHaven Investment Management, LLC

SummerHaven Investment Management, LLC is located at 1286 East Main Street, Fourth Floor, Stamford, CT 06902. The information as to the directors and officers of SummerHaven Investment Management, LLC is set forth in SummerHaven Investment Management, LLC’s Form ADV filed with the SEC (Reference No. 801-111663), and amended through the date hereof, and is incorporated herein by reference.

Miller/Howard Investments, Inc.

Miller/Howard Investments, Inc., a corporation organized under the laws of the State of Delaware and located at 10 Dixon Avenue, Woodstock, NY 12498, serves as investment sub-adviser to the USCF Midstream Energy Income Fund and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. Reference is made to Schedule A of Part 1 of Form ADV, Uniform Application for Investment Adviser Registration, as amended from time to time (File No. 801-28170), filed with the SEC, for additional information concerning the business and other connections of Miller/Howard Investments, Inc.

Item 32. Principal Underwriters

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1WS Credit Income Fund, 1290 Funds, Aberdeen Standard Investments ETFs, ALPS Series Trust, Alternative Credit Income Fund, The Arbitrage Funds, AQR Funds, Axonic Alternative Income Fund, Axonic Funds, Barings Funds Trust, BBH Trust, Bluerock Total Income+ Real Estate Fund, Brandes Investment Trust, Bridge Builder Trust, Broadstone Real Estate Access Fund, Brown Advisory Funds, Brown Capital Management Mutual Funds, Cambria ETF Trust, Centre Funds, CIM Real Assets & Credit Fund, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, CRM Mutual Fund Trust, Cullen Funds Trust, DBX ETF Trust, ETF Series Solutions, Flat Rock Opportunity Fund, Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Energy Total Return Fund, FS Series Trust, FS Multi-Alternative Income Fund, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Graniteshares ETF Trust, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Heartland Group, Inc., IndexIQ Active ETF Trust, Index IQ ETF Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Meridian Fund, Inc., Natixis ETF Trust, Natixis ETF Trust II, Popular High Grade Fixed-Income Fund, Inc., Popular Total Return Fund, Inc., Popular Income Plus Fund, Inc., PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Puerto Rico Residents Tax Free Bond Fund I, Inc., Puerto Rico Residents Tax Free Funds, Inc., Puerto Rico Residents Tax Free Funds II, Inc., Puerto Rico Residents Tax Free Funds III, Inc., Puerto Rico Residents Tax Free Funds IV, Inc., Puerto Rico Residents Tax Free Funds V, Inc., Puerto Rico Residents Tax Free Funds VI, Inc. Reaves Utility Income Fund, RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott Funds Trust, Stone Harbor Investment Funds, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VI, Stone Ridge Residential Real Estate Income Fund I, Inc., USCF ETF Trust, Wasatch Funds, WesMark Funds, Wilmington Funds, XAI Octagon Credit Trust, X-Square Balanced Fund and YieldStreet Prism Fund.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	N/A
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	N/A
Joseph J. Frank**	Secretary	N/A
Patrick J. Pedonti **	Vice President, Treasurer and Assistant Secretary	N/A
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	N/A
Liza Orr	Vice President, Senior Counsel	N/A
Jed Stahl	Vice President, Senior Counsel	N/A
James Stegall	Vice President	N/A
Gary Ross	Senior Vice President	N/A
Kevin Ireland	Senior Vice President	N/A
Hilary Quinn	Vice President	N/A

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

** The principal business address for Messrs. Pedonti and Frank is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c):

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation
ALPS Distributors, Inc.	0	0	0	0

Item 33. Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at:

USCF Advisers LLC

1850 Mt. Diablo Blvd., Suite 640

Walnut Creek, CA  94596

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

SummerHaven Investment Management, LLC

1286 East Main Street, 4th Floor

Stamford, CT 06902

Miller/Howard Investments, Inc.

10 Dixon Avenue

Woodstock, NY 12498

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 119 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Walnut Creek of the State of California on this 27th day of October, 2021.

USCF ETF TRUST

By:	/s/ John P. Love
John P. Love
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Stuart P. Crumbaugh	Chief Financial Officer (Principal Accounting and	October 27, 2021
Stuart P. Crumbaugh	Principal Financial Officer), Treasurer, Secretary, and Trustee

/s/ John P. Love	President and Principal Executive Officer	October 27, 2021
John P. Love

*	Chairman and Trustee	October 27, 2021
Nicholas D. Gerber

*	Trustee	October 27, 2021
Andrew F Ngim

*	Independent Trustee	October 27, 2021
H. Abram Wilson

*	Independent Trustee	October 27, 2021
Thomas E. Gard

*	Independent Trustee	October 27, 2021
Jeremy Henderson

*	Independent Trustee	October 27, 2021
John D. Schwartz

*By:	/s/ John P. Love
John P. Love
Attorney in Fact
Pursuant to Power of Attorney, dated October 13, 2016, incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement filed on October 21, 2016.

EXHIBIT INDEX

(d)(5)	Investment Advisory Agreement by and between USCF Cayman Commodity 4 and USCF Advisers LLC, dated as of June 1, 2021

(d)(6)	Sub-Advisory Agreement by and between USCF Advisers LLC and SummerHaven Investment Management, LLC, dated as of September 20, 2021, on behalf of USCF Gold Strategy Plus Income Fund

(d)(7)	Sub-Advisory Agreement by and between USCF Advisers LLC and SummerHaven Investment Management, LLC, dated as of September 20, 2021, on behalf of USCF Cayman Commodity 4

(g)(5)	Amendment to Custody Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated June 1, 2021

(g)(6)	Amendment to Foreign Custody Manager Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated June 1, 2021

(h)(7)	Amendment to Fund Administration and Accounting Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated June 1, 2021

(h)(8)	Amendment to Transfer Agency and Service Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series, dated June 1, 2021

(i)(2)	Consent of Eversheds Sutherland (US) LLP

(j)	Consent of Independent Registered Public Accounting Firm